MML SERIES

INVESTMENT FUND

SEMIANNUAL REPORT
FOR THE SIX MONTHS ENDED JUNE 30, 2002

[GRAPHIC]

MML MONEY MARKET FUND
MML MANAGED BOND FUND
MML BLEND FUND
MML EQUITY FUND

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                              2

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2002                            15
    MML Money Market Fund
    MML Managed Bond Fund
    MML Blend Fund
    MML Equity Fund

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002                     16
    MML Money Market Fund
    MML Managed Bond Fund
    MML Blend Fund
    MML Equity Fund

STATEMENT OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND
FOR THE YEAR ENDED DECEMBER 31, 2001                                               17
    MML Money Market Fund
    MML Managed Bond Fund
    MML Blend Fund
    MML Equity Fund

FINANCIAL HIGHLIGHTS
    MML Money Market Fund                                                          18
    MML Managed Bond Fund                                                          19
    MML Blend Fund                                                                 20
    MML Equity Fund                                                                21

PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2002
    MML Money Market Fund                                                          22
    MML Managed Bond Fund                                                          23
    MML Blend Fund                                                                 28
    MML Equity Fund                                                                36

NOTES TO FINANCIAL STATEMENTS                                                      41

MML SERIES INVESTMENT FUND -- LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS

[PHOTO OF FREDERICK C. CASTELLANI]
"A BEAR MARKET, BUT OPPORTUNITIES EXIST."

                                                                  August 1, 2002

THE BEAR RETURNS WITH A VENGEANCE

The first half of 2002 brought deflated expectations for a rapid recovery in the economy and stock prices. Lackluster corporate capital spending, a declining U.S. dollar, global political unrest and the recurring threat of more terrorist strikes all had investors on edge during the period. Moreover, a crisis of confidence in corporate management, which surfaced in the fall of 2001 during the Enron scandal and gathered momentum throughout the period as more well-known companies were implicated in accounting controversies, further damaged investor sentiment.

Perhaps the biggest shock was the news that long-distance telephone service provider WorldCom allegedly hid almost $4 billion dollars of expenses over two years, which would constitute one of the largest-ever cases of accounting fraud. The stock immediately plunged to virtually worthless levels on the news. Other companies either under investigation or already penalized for questionable accounting tactics included Qwest Communications, Global Crossing, Xerox, AOL Time Warner, Adelphia Communications, Tyco International, Dynegy, El Paso Corp., Williams Cos. and Halliburton, among others. High-profile CEOs who were forced to resign under the suspicion of bending the rules for their personal benefit also made news, including the former heads of Tyco, Imclone Systems and Adelphia--Dennis Kozlowski, Sam Waksal and John Rigas, respectively.

Unfortunately, investors' skepticism extended beyond corporate CEOs and CFOs to the very firms responsible for policing financial statements and offering unbiased investment recommendations. In June, former Enron auditor Arthur Andersen was found guilty of obstructing justice because its employees shredded sensitive Enron documents. Meanwhile, brokerage giant Merrill Lynch paid $100 million to settle charges by the New York Attorney General's office that the company's analysts issued bullish public opinions about companies that they privately ridiculed in order to win investment banking business from those firms.

The cumulative effect of these developments drove all of the major stock indexes sharply lower, with the worst damage occurring in May and June. For the first six months of the year, the S&P 500 Index fell 13.15%, while the Dow Jones Industrial Average, a measure of the performance of Old Economy stocks, finished with a loss of 6.87%. The NASDAQ Composite Index reflected the carnage in the technology sector and growth stocks generally, plunging 24.98%. The Russell 2000 Index, a barometer of the relatively resilient small-cap market, gave up 4.70%. The Morgan Stanley Capital International EAFE Index declined 1.62%, as foreign stocks fell in sympathy with the U.S. market but were more insulated from the numerous scandals worrying U.S. investors.

Once again, value clearly outperformed growth. For example, the Russell 2000 Value Index, encompassing the small-cap value market, gained 7.26% during the six-month period, compared with a 17.35% loss for the Russell 2000 Growth Index, which measures the growth side of the small-cap universe. Small-caps outperformed larger stocks for most of the period, with the exception of May, when the Russell 2000 Growth Index and the Russell 2000 Value Index both underperformed their large-cap counterparts.

The weakness of the U.S. dollar merits mention as an important negative influence on stocks during the period. Much of the resilience in U.S. share prices during the late 1990s bull market was due to buying by foreign investors, who were comfortable with U.S. investments in part because of a strong dollar. Conversely, a weakening dollar provided a powerful incentive for foreigners to repatriate their investment funds--that is, to bring them back home rather than risk the double whammy of falling U.S. share prices and dollar weakness.

Ironically, the economy appeared to be on the mend during this treacherous period. First-quarter growth of GDP--the total value of goods and services produced in the U.S. economy--was a robust 5.0%, while early estimates for second-quarter growth were at the more subdued 1.1% mark. Industrial production appeared to be rebounding, the housing market remained healthy due to low interest rates and consumer confidence stayed at reasonably benign levels.

The Federal Reserve Board kept short-term interest rates steady while shifting in March from an easing bias to a neutral one. While this change prompted some initial speculation that the Fed might begin raising rates as early as its May meeting, such concerns quickly vanished amid the steady stream of unsettling revelations and rapidly falling share prices in the second quarter. In fact, some observers even suggested that if stocks continued to fall, the Fed's next move might be to lower rates again.

BONDS POST POSITIVE RETURNS BUT CORPORATES UNDERPERFORM

The bond market continued to provide a safe haven from the red ink plaguing stock investors. The Lehman Brothers Aggregate Bond Index, a measure of the performance of fixed-income securities taken primarily from the asset classes of Treasuries, mortgage-backed securities and corporate securities, finished the period with a 3.80% return, with most of that gain occurring in the second quarter. Treasuries had the best returns, as investors seeking safety favored the upper end of the credit quality spectrum. Yields rose and prices fell slightly in the first quarter, then reversed direction in the second quarter, when it became clearer that the economic recovery would be delayed longer than most investors had been expecting.

Corporate spreads, which narrowed somewhat at the beginning of the year, widened considerably in the second quarter and finished the period at levels typical of a recession. High-yield, or junk, bonds suffered most while investment-grade debt gave up less ground. Much of the damage was concentrated in the telecommunications and utilities sectors, where the large number of companies under investigation for accounting irregularities cast a shadow on the entire group.

LOOKING AHEAD

In the previous report we warned that stock prices might have gotten ahead of themselves given the earnings outlook at that time, and that earnings could have some catching up to do. Sadly, instead of earnings rising to support share prices, share prices fell to compensate for disappointing earnings. Moreover, the recent revelations of off-balance-sheet transactions and other aggressive accounting tactics have called into question the widespread use of pro forma financial statements to estimate earnings. These are fundamental challenges that cut across virtually all market sectors and will likely take a while to resolve.

By the same token, there are still plenty of companies with relatively straightforward corporate structures, understandable accounting methods, and favorable earnings growth prospects. As in any bear market, we believe that this one will offer many opportunities to purchase attractive stocks at bargain prices for those investors who remain disciplined and committed to a long-term investment program. We will endeavor to do our part by selecting managers for the MML Series Investment Fund who represent the cream of the crop. We--and they--pledge to do our utmost to preserve your capital and make it grow over complete market cycles.

/s/ Frederick C. Castellani

Frederick C. Castellani
PRESIDENT
MML SERIES INVESTMENT FUND

MML MONEY MARKET FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML MONEY MARKET FUND?

The objectives and policies of the Fund are to:
-   achieve high current income, the preservation of capital, and liquidity
-   invest in a diversified portfolio of money market instruments
- invest in high quality debt instruments with remaining maturity not to exceed 397 days

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

The Fund's shares had a return of 0.70%, ahead of the 0.56% return of the Lipper Taxable Money Market Fund Index.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

It was a period of relative tranquility for short-term rates compared with 2001, during which the Federal Reserve Board cut rates 11 times for a total of 475 basis points. In contrast, the first half of 2002 saw no adjustment of rates, up or down. Unfortunately, with rates near their historical lows, this meant that money market investors had meager returns.

The only shift during the period was in the Fed's bias, which in March moved from one favoring easing to a neutral stance. Initially, the bias change triggered speculation that there could be a rate hike as early as the central bank's May meeting. However, that fear receded as the economic recovery continued to fall short of expectations and the markets absorbed the shock of alleged accounting irregularities involving WorldCom, Qwest, Adelphia Communications and others. While low rates kept the housing market healthy and prompted consumers to keep spending freely, corporate capital spending remained lackluster, as companies delayed purchases of new computer hardware and software, among other things.

Once again, there was a relative scarcity of Tier 1 commercial securities, defined as those that have received the highest credit quality rating from at least two of the nationally recognized rating agencies. Consequently, we continued to have a heavy exposure to agency discount notes and, toward the end of the period, Treasury bills. The lack of high-quality commercial paper can be traced to several causes. For one thing, as companies slashed their capital spending budgets during the recession, there were fewer projects requiring funding with commercial paper. Additionally, low interest rates prompted many firms to move out further on the yield curve and meet their cash flow needs with longer-term debt, thereby locking in low rates. Moreover, in the wake of the Enron scandal, credit rating agencies took a harder look at corporate debt across the board, with the result that many issues were downgraded from Tier 1 to the less creditworthy Tier 2 status, making them ineligible for purchase by the Fund. Finally, the Fund's emphasis on greater diversification required us to take more, but smaller, positions, making it increasingly difficult to find enough commercial issuers that met our standards.

One significant development was the increase in the Fund's allocation of Treasury bills during the period, from 2% on December 31, 2001, to 32% on June 30, 2002. Meanwhile, our agency exposure dropped from 43% to 18%. Our desire to maintain adequate diversification and not have excessive exposure to agency issuers Fannie Mae and Freddie Mac led us to raise our Treasury bill weighting during this period.

WHAT IS YOUR OUTLOOK?

Our prediction in the previous report that 2002 would be a year of stability for interest rates has so far been on the mark. However, whereas most investors expected the next move in interest rates to be up, as we write this the stock market has just reached lows not seen since 1997 and fixed-income investors continue to punish any company that is tainted by even a hint of improper accounting procedures. As a result, there are some who feel that the Fed could actually cut rates again in an effort to rescue the markets. Even if rates hold steady over the short term, we expect that there will not be any substantive increases for quite a few months--until the Fed is convinced that the economy and the markets are out of danger. Over the longer term, we expect the furor over accounting to recede and interest rates to rise along with a strengthening economy, providing money market investors with healthier returns.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Money Market Fund and the Lipper Taxable Money Market Fund Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                         FIVE YEAR     TEN YEAR
                YEAR TO                   AVERAGE      AVERAGE
                  DATE     ONE YEAR       ANNUAL        ANNUAL
                1/1/02 -   7/1/01 -      7/1/97 -      7/1/92 -
                6/30/02    6/30/02       6/30/02        6/30/02
                --------   --------      ---------     --------
MML Money
Market Fund        0.70%      2.09%         4.59%         4.42%
---------------------------------------------------------------
Lipper Taxable
Money Market
Fund Index         0.56%      1.94%         4.55%         4.38%

[CHART]

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

           MML MONEY         LIPPER TAXABLE MONEY
          MARKET FUND          MARKET FUND INDEX
7/1/92      $10,000                 $10,000
  6/93      $10,290                 $10,290
  6/94      $10,593                 $10,586
  6/95      $11,134                 $11,117
  6/96      $11,715                 $11,697
  6/97      $12,309                 $12,287
  6/98      $12,954                 $12,927
  6/99      $13,580                 $13,544
  6/00      $14,310                 $14,266
  6/01      $15,089                 $15,055
  6/02      $15,405                 $15,347

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LIPPER TAXABLE MONEY MARKET FUND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.
AN INVESTMENT IN THE MML MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

MML MANAGED BOND FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML MANAGED BOND FUND?

The objectives and policies of the Fund are to:
- achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital
- invest primarily in a diversified portfolio of investment grade, fixed income securities
-   maintain (within 10%) the duration of the Lehman Brothers Aggregate Bond
    Index
- diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

HOW DID THE FUND PERFORM IN THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's shares returned 2.52%, trailing the 3.79% return of the Lehman Brothers Aggregate Bond Index, an index of fixed-income securities primarily from the Treasury, mortgage-backed, and corporate asset classes.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

A significant overweighting in corporate securities hurt the Fund compared with its benchmark. We came into 2002 believing that corporates were the place to be, for a number of reasons. First, corporate spreads--reflecting the premium of corporate yields over comparable Treasury securities--appeared to be wide relative to their historical long-term average. Corporates also looked attractive compared with mortgage-backed securities, the other primary non-Treasury asset class in our investment universe.

Moreover, the timing for investing in corporate securities appeared favorable, as we thought that aggressive rate-cutting by the Federal Reserve Board in 2001 would set the stage for a decent economic recovery in 2002, which in turn would trigger improving credit quality and narrower spreads. Additionally, with a strong and sizable research staff dedicated to analyzing the corporate debt market, we were confident that we could take advantage of such a scenario.

Indeed, corporate spreads did tighten early in the first quarter, as we expected. From there, however, both the bond and stock markets deteriorated badly due to continued disappointments on the earnings front and a series of controversies over accounting procedures, especially in the telecommunications and power utility industries. The prime offenders in our portfolio were WorldCom and Qwest. WorldCom, of course, is now infamous for its alleged cover-up of almost $4 billion in expenses over two years, a situation that appeared to have escaped the notice of even the company's internal auditors. Meanwhile, Qwest was the subject of a criminal investigation by the U.S. attorney's office in Denver as well as a probe of its accounting practices by the SEC.

In the cable industry, our holdings in AOL Time Warner and Cox Communications were adversely affected by the developments at Adelphia Communications, which sought protection in Chapter 11 bankruptcy amid allegations that the founder and his family engaged in off-the-books borrowing for their personal benefit.

Companies with exposure to the deregulated power markets, such as Dynegy, Williams, Reliant Energy and El Paso, also hurt our performance, as disenchanted investors sold the securities of these companies rather than risk the kind of revelations that brought Enron to its knees.

HOW DID YOU RESPOND TO THESE EVENTS?

In many instances, the market overreacted to the negative news. For example, in the case of WorldCom, prices quickly reached levels below where we could expect to sell if the company were liquidated. Therefore, in most cases we maintained our positions and tried to weather the storm. Overall, we remained overweighted in the corporate sector. Moreover, our decision--discussed in the report six months ago--to reduce the fund's average exposure per holding and per issuer began to look better and better with the announcement of each new corporate mishap.

WHAT IS YOUR OUTLOOK?

In March, when the Fed moved to a neutral bias, investors wondered if that move foreshadowed a possible hike in interest rates as early as May. We now are fairly certain that the Fed will not tighten monetary policy at all for the remainder of 2002. Indeed, if the capital markets continue to experience the extreme volatility we've seen recently, the Fed could well ease again.

With corporate spreads still at recession-wide levels, we believe that the prospects are good for spreads to narrow in the months to come. Industrial production and other measures of economic activity continue to suggest an economy that is improving, albeit more slowly than we anticipated. Unfortunately, this favorable data has been obscured by the numerous instances of corporate malfeasance. Going forward, we plan to place more emphasis on the issue of trust in management, while at the same time redoubling our quantitative efforts to weed out losers and monitoring the effectiveness of our diversification policies. Overall, we believe that the second half of 2002 should bring a more favorable investment environment for bond investors.

[CHART]

DURATION DIVERSIFICATION (6/30/02)
MML MANAGED BOND FUND
AVERAGE DURATION = 4.41 YEARS

LESS THAN 1 year         10.7%
1-3 years                28.0%
3-5 years                29.2%
5-10 years               21.7%
GREATER THAN 10 years    10.5%

[CHART]

QUALITY STRUCTURE (6/30/02)
MML MANAGED BOND FUND

U.S. Governments Cash Equivalents Aaa/AAA        44.1%
Aa/AA                                             5.9%
A/A                                              17.0%
Baa/BBB                                          30.9%
Ba/BB                                             2.0%
Caa                                               0.1%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Managed Bond Fund and the Lehman Brothers Aggregate Bond Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                      FIVE YEAR     TEN YEAR
                 YEAR TO               AVERAGE       AVERAGE
                  DATE    ONE YEAR     ANNUAL         ANNUAL
                1/1/02 -  7/1/01 -     7/1/97 -      7/1/92 -
                6/30/02   6/30/02     6/30/02        6/30/02
                --------  --------    ---------     ---------
MML Managed
Bond Fund          2.52%      6.79%       6.86%         7.10%
-------------------------------------------------------------
Lehman Brothers
Aggregate Bond
Index              3.79%      8.63%       7.57%         7.35%

[CHART]

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

               MML MANAGED       LEHMAN BROTHERS
                BOND FUND      AGGREGATE BOND INDEX
7/1/92           $10,000            $10,000
  6/93           $11,311            $11,178
  6/94           $11,140            $11,033
  6/95           $12,574            $12,417
  6/96           $13,159            $13,040
  6/97           $14,248            $14,103
  6/98           $15,839            $15,590
  6/99           $16,121            $16,080
  6/00           $16,805            $16,814
  6/01           $18,589            $18,703
  6/02           $19,851            $20,317

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

MML BLEND FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML BLEND FUND?

The objectives and policies of the Fund are to:
- achieve as high a level of total rate of return over an extended period of time as is consistent with prudent investment risk and the preservation of capital
- invest in a diversified portfolio of equity securities, fixed-income securities and money market instruments
- manage the allocation of investments, under normal circumstances, in three segments with the following ranges:

    Money Market segment no more than 30% of total assets
    Bond segment between 20% and 40% of total assets
    Equity segment between 50% and 70% of total assets

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's shares returned -6.84%, trailing the -6.04% return of the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios. The Fund also slightly lagged the results of a theoretical portfolio comprised of 60% S&P 500 Index, 30% Lehman Brothers Aggregate Bond Index and 10% money market securities, which finished with a -6.66% mark. Most of the Fund's underperformance came from the fixed-income side of the portfolio, where an overweighting in corporate securities hurt our performance, especially in the second quarter. Additionally, increasing our exposure to stocks in the weak second quarter had a negative influence on the Fund's relative performance.

WHAT ASSET ALLOCATION DECISIONS WERE MADE?

There were two strategic asset allocation changes. In January we cut back our stock exposure from 63% to 60%, while increasing bonds from 30% to 33%. That was a timely decision, coming at the end of 2001's year-end rally and near the beginning of a sustained decline in share prices. In April, more favorable valuations and negative sentiment readings--which tend to have positive implications for stock prices--prompted us to increase our stock allocation to 63% while lowering bonds once again to 30%. In hindsight, this was not a timely call. On the positive side, we chose not to rebalance the mix of assets as stock prices continued to fall. That is, we deliberately allowed the Fund's stock allocation to fall below 63%, thereby reducing our risk.

DESCRIBE HOW THE FUND'S STOCK SELECTION MODEL OPERATED DURING THE PERIOD.

Despite the period's many challenges, the Fund's equity portfolio managed to outperform the S&P 500 Index in both quarters--primarily due to our quantitative model's preference for the value side of the market. Detecting more serious earnings difficulties for traditional growth stocks, the model directed us to underweight the growth sector and overweight value, certainly the right call in view of the fact that S&P 500 stocks with low price-to-earnings (p/e) ratios outperformed those with high p/e ratios in every month of the period.

Additionally, the Fund was helped by the model's emphasis on smaller-cap stocks, as they outperformed larger-cap shares by a wide margin from January through April. In May and June, as the markets became extremely volatile, investors' defensiveness led them to favor larger stocks again. Contributing to the model's preference for smaller stocks were our price momentum inputs, which reinforced the model's other reasons--primary relating to earnings and valuations--for favoring smaller-caps.

The Fund was aided by underweighting the major commercial banks, such as Bank of New York and Fleet Boston, and by overweighting savings and loans, including Washington Mutual and Golden West Financial.

Underweighting drugs stocks was another good call by our model, as they were hampered by declining earnings, worries about expiring patents and rich valuations. In this environment, underweighting such stocks as Eli Lilly, Abbott Laboratories and Wyeth helped our returns compared with the S&P 500.

Looking at detractors, underweighting Microsoft detracted from relative performance, as the software giant outperformed the benchmark despite its sluggish earnings growth and expensive share price. In utilities, we lost ground with investments in energy traders AES and Mirant. Although these stocks had decent earnings strength and relatively cheap valuations, they remained tainted by being in the same line of business as the notorious Enron--a fact not taken into account by our model.

WHAT ABOUT THE BOND PORTFOLIO?

A significant overweighting in corporate securities hurt the Fund compared with its benchmark. We came into 2002 believing that corporates were the place to be, for a number of reasons. First, corporate spreads appeared to be wide relative to their historical long-term average. Corporates also looked attractive compared with mortgage-backed securities, the other primary non-Treasury asset class in our investment universe.

Moreover, the timing for investing in corporate securities appeared favorable, as we thought that aggressive rate-cutting by the Federal Reserve Board in 2001 would set the stage for a decent economic recovery in 2002, which in turn would trigger improving credit quality and narrower spreads. Additionally, with a strong and sizable research staff dedicated to analyzing the corporate debt market, we were confident that we could take advantage of such a scenario.

Indeed, corporate spreads did tighten early in the first quarter, as we expected. From there, however, both the bond and stock markets deteriorated badly due to continued disappointments on the earnings front and a series of controversies over accounting procedures, especially in the telecommunications and power utility industries. The prime offenders in our portfolio were WorldCom and Qwest.

In the cable industry, our holdings in AOL Time Warner and Cox Communications were adversely affected by the developments at Adelphia Communications, which sought protection in Chapter 11 bankruptcy amid allegations that the founder and his family engaged in off-the-books borrowing for their personal benefit.

WHAT IS YOUR OUTLOOK?

The recent decline has generated the kind of extremes in our sentiment indicators that have occurred at previous important lows, so we could see some recovery in stock prices soon. Whether we are close to the bottom or simply a temporary stopping place on the way to still lower prices remains to be seen.

On the bond side, with corporate spreads still at recession-wide levels, we believe that the prospects are good for spreads to narrow in the months to come. Industrial production and other measures of economic activity continue to suggest an economy that is improving, albeit more slowly than we anticipated. Unfortunately, this favorable data has been obscured by the numerous instances of corporate malfeasance. Going forward, we plan to place more emphasis on the issue of trust in management, while at the same time redoubling our quantitative efforts to weed out losers and monitoring the effectiveness of our diversification policies. Overall, we believe that the second half of 2002 should bring a more favorable investment environment for bond investors.

[CHART]

MML BLEND FUND
ASSET ALLOCATION (% OF INVESTMENTS)
ON 6/30/02

Common Stocks                61%
Bonds                        30%
Short-term Issues             9%

                                 MML BLEND FUND
                        LARGEST STOCK HOLDINGS (6/30/02)

General Electric Co.
Microsoft Corp.
Pfizer, Inc.
Exxon Mobil Corp.
Citigroup, Inc.
Wal-Mart Stores, Inc.
Bank of America Corp.
The Procter & Gamble Co.
Johnson & Johnson
Royal Dutch Petroleum Co. NY Shares

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Blend Fund and the corresponding indices

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                       FIVE YEAR        TEN YEAR
                YEAR TO                 AVERAGE         AVERAGE
                 DATE       ONE YEAR    ANNUAL          ANNUAL
                1/1/02 -    7/1/01 -    7/1/97 -        7/1/92 -
                6/30/02     6/30/02     6/30/02         6/30/02
                --------    --------   ---------        --------
MML Blend
Fund              -6.84%     -8.11%       1.35%           7.11%
----------------------------------------------------------------
Lehman Brothers
Aggregate
Bond Index         3.79%      8.63%       7.57%           7.35%
Lipper Balanced
Fund Index        -6.04%     -7.60%       4.80%           8.69%
S&P 500
Index            -13.15%    -17.98%       3.67%          11.42%

[CHART]

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

                             LIPPER BALANCED                          LEHMAN BROS.
         MML BLEND FUND        FUND INDEX      S&P 500 INDEX      AGGREGATE BOND INDEX
7/1/92       $10,000             $10,000          $10,000                 $10,000
  6/93       $11,175             $11,383          $11,361                 $11,178
  6/94       $11,500             $11,453          $11,520                 $11,033
  6/95       $13,363             $13,196          $14,518                 $12,417
  6/96       $15,460             $15,148          $18,290                 $13,040
  6/97       $18,584             $18,206          $24,634                 $14,103
  6/98       $21,583             $21,590          $32,060                 $15,590
  6/99       $23,968             $24,087          $39,357                 $16,080
  6/00       $22,516             $25,154          $42,213                 $16,814
  6/01       $21,628             $24,909          $35,956                 $18,703
  6/02       $19,874             $23,015          $29,493                 $20,317

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LIPPER BALANCED FUND INDEX, THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX ARE UNMANAGED AND DO NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

MML EQUITY FUND -- PORTFOLIO MANAGER REPORT

NOTE TO SHAREHOLDERS:

Effective February 12, 2002, the MML Equity Fund added Alliance Capital Management L.P. ("Alliance Capital") as a co-portfolio manager of the Fund. Bernstein Investment Research and Management ("Bernstein") is the value style investment unit of Alliance Capital, which manages over $400 billion in assets from more than 35 offices worldwide. Additionally, effective February 12, 2002, David L. Babson & Company Inc. ("Babson") began utilizing a quantitative enhanced index strategy to direct the investment decisions for a portion of the Fund's assets. This enhancement is designed to leverage a disciplined benchmark skill set to the Fund. We believe this combination of Bernstein and Babson should lead to stronger and more consistent performance.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML EQUITY FUND?

The objectives and policies of the Fund are to:
- achieve a superior total rate of return over an extended period of time from both capital appreciation and current income
- preserve capital when business and economic conditions indicate investing for defensive purposes is appropriate
-   utilize a value-oriented portfolio strategy in making investment decisions
-   utilize fundamental analysis to identify companies which
          - have competitive advantages, management stability and financial strength
          -    are attractively valued based on various financial ratios
          - have earnings growth potential that may not be recognized by the market at large
- invest in a diversified portfolio of equity securities of larger, well established firms (generally with market capitalization exceeding $2 billion)

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's shares returned -8.46%, beating the -13.15% return of the Standard & Poor's 500 Index but trailing the -4.78% return of the Russell 1000 Value Index.

The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with attributes common to the value universe. The Russell 1000 Index tracks the performance of the 1,000 largest U.S. companies based on total market capitalization. The S&P 500 is a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

The Fund's defensive positioning had a beneficial effect on its performance relative to the S&P 500. Normally, we would expect to outperform the S&P 500 and underperform the Russell Index when the overall market is experiencing difficulty, as certainly was the case during the period.

In the first quarter, value once again outperformed growth following a nice run by growth stocks in the fourth quarter of 2001. Investors became more defensive as it became clear that the hoped-for economic recovery would occur later than expected. Although consumers continued to spend freely, corporate capital spending remained in the doldrums. Also in the first quarter, tension in the Middle East began to escalate and former Enron auditor Arthur Andersen was indicted on obstruction of justice charges, further unnerving investors.

The second quarter can only be described as brutal for stock investors. Although the economy continued to give off mixed signals, concerns about corporate accounting practices and a weaker U.S. dollar sent the S&P 500 almost to the lows reached after last fall's terrorist attacks.

HOW DID YOU POSITION THE FUND DURING THE PERIOD?

One of our biggest overweightings compared with the Russell Index was in the consumer staples sector, whose companies are known for their relatively stable earnings growth, a definite asset in the recent difficult environment. Our holdings in this sector included McDonalds, Kellogg and Anheuser-Busch.

Overweighting health care was another positive influence on our performance. In this sector, hospital management firm Tenet Healthcare and health care insurer Oxford Health were positive contributors. In addition, we were able to add several stocks to the portfolio that under normal circumstances would not get by our value screens: Boston Scientific and Guidant. However, with the overall market so weak, these growth stocks declined sufficiently to allow us to purchase them.

I refer to one category that cuts across a number of sectors as "commodity cyclicals." Stocks in this category that helped our performance included PPG Industries, Dow Chemical, Exxon Mobil and Apache. Exxon Mobil and Apache are energy stocks, which generally fared better than other sectors due to firm prices for crude oil and natural gas.

We also significantly underweighted financials, which hurt our performance relative to the Russell Index. In the last report, we warned that the Enron fiasco would have a significant contracting effect on the economy, as banks tightened their credit standards. It was also apparent that the major money center banks were the prime architects of some of the creative accounting techniques that resulted in inflated earnings for Enron and many other companies. These realizations hurt the performance of bank stocks, including Citigroup, which, despite being underweighted relative to the Russell Index, was one of the Fund's largest positions.

The largest detractor from the Fund's performance was WorldCom. Although we made a good call in underweighting telecommunications services stocks, we owned WorldCom because we thought the stock was undervalued and might be an acquisition target for one of the regional Bell operating companies. Deteriorating revenue growth led us to sell a vast majority of the stock early in May, well before the announcement in June of almost $4 billion in improperly booked expenses. Nevertheless, WorldCom accounted for a significant part of our underperformance compared with the Russell Index.

In technology, we were overweighted relative to the Russell Index but carried a substantially lower exposure than in the fourth quarter of 2001. Still, amid the vortex that swept most technology stocks lower, we were hurt by holdings such as Compuware and Micron Technology.

WHAT IS YOUR OUTLOOK?

As we look at the second half of 2002, owning companies with little or no debt, straightforward corporate structures and highly visible top-line growth will head our list of priorities. Moreover, the market decline near the end of the period to a great extent reflects investors' lack of confidence in the financial information they are receiving from corporate America. Therefore, confidence and trust in senior management--admittedly a subjective consideration--will play an eveN more important part in our analysis going forward.

                                MML EQUITY FUND
                        LARGEST STOCK HOLDINGS (6/30/02)

Exxon Mobil Corp.
McDonald's Corp.
Citigroup, Inc.
Rockwell Collins, Inc.
Weyerhaeuser Co.
Kellogg Co.
Dow Chemical Co.
Waste Management, Inc.
Anheuser-Busch Companies, Inc.
Bank of America Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Equity Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                            FIVE YEAR   TEN YEAR
                  YEAR TO                    AVERAGE    AVERAGE
                   DATE      ONE YEAR        ANNUAL      ANNUAL
                 1/1/02 -    7/1/01 -       7/1/97 -    7/1/92 -
                 6/30/02     6/30/02        6/30/02      6/30/02
                 --------    --------       ---------   --------
MML Equity
Fund              -8.46%      -14.99%         -0.12%       8.23%
----------------------------------------------------------------
S&P 500
Index            -13.15%      -17.98%          3.67%      11.42%

[CHART]

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

               MML EQUITY FUND    S&P 500 INDEX
7/1/92             $10,000           $10,000
  6/93             $11,186           $11,361
  6/94             $11,640           $11,520
  6/95             $14,069           $14,518
  6/96             $17,257           $18,290
  6/97             $22,192           $24,634
  6/98             $26,655           $32,060
  6/99             $30,687           $39,357
  6/00             $26,324           $42,213
  6/01             $25,946           $35,956
  6/02             $22,056           $29,493

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

MML SERIES INVESTMENT FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)

                                                                   MML             MML
                                                                  MONEY           MANAGED           MML               MML
                                                                 MARKET            BOND            BLEND            EQUITY
                                                                  FUND             FUND             FUND             FUND
                                                             --------------   --------------   --------------   --------------
ASSETS:
      Investments, at value (cost $0, $304,425,563,
         $1,146,762,938, and $1,438,860,510, respectively)
         (NOTE 2)                                            $            -   $  306,129,287   $1,173,982,648   $1,415,713,468
      Short-term investments, at amortized cost (NOTE 2)        197,561,167       28,507,717      111,328,155       36,224,017
                                                             --------------   --------------   --------------   --------------
          Total Investments (including securities on loan
           with market values of $0, $17,663,625,
           $49,034,623, and $35,139,397, respectively)          197,561,167      334,637,004    1,285,310,803    1,451,937,485
                                                             --------------   --------------   --------------   --------------
      Cash                                                            2,563          183,251            4,970       17,240,865
      Receivables from:
          Investments sold                                                -            3,522           10,565                -
          Interest and dividends                                          6        3,936,772        6,188,716        2,609,296
                                                             --------------   --------------   --------------   --------------
              Total assets                                      197,563,736      338,760,549    1,291,515,054    1,471,787,646
                                                             --------------   --------------   --------------   --------------
LIABILITIES:
      Payables for:
          Investments purchased                                           -                -          968,913          166,639
          Dividends (NOTE 2)                                        193,977                -                -                -
          Securities on loan (NOTE 2)                                     -       18,151,717       51,054,705       36,224,017
          Directors' fees and expenses (NOTE 3)                       6,794            8,423           37,813           41,199
          Affiliates (NOTE 3):
              Investment management fees                             71,506          113,777          376,275          427,599
      Accrued expenses and other liabilities                         15,121           13,346           99,053          100,808
                                                             --------------   --------------   --------------   --------------
              Total liabilities                                     287,398       18,287,263       52,536,759       36,960,262
                                                             --------------   --------------   --------------   --------------
      NET ASSETS                                             $  197,276,338   $  320,473,286   $1,238,978,295   $1,434,827,384
                                                             ==============   ==============   ==============   ==============

NET ASSETS CONSIST OF:
      Paid-in capital                                        $  197,460,585   $  319,135,355   $1,435,312,899   $1,560,352,227
      Undistributed net investment income                            23,872        4,518,911        8,784,510        8,997,863
      Accumulated net realized loss on investments
         and futures contracts                                     (208,119)      (4,884,704)    (232,338,824)    (111,375,664)
      Net unrealized appreciation (depreciation)
         on investments                                                   -        1,703,724       27,219,710      (23,147,042)
                                                             --------------   --------------   --------------   --------------
                                                             $  197,276,338   $  320,473,286   $1,238,978,295   $1,434,827,384
                                                             ==============   ==============   ==============   ==============
      Shares outstanding:                                       197,494,229       26,018,055       90,743,750       73,649,009
                                                             ==============   ==============   ==============   ==============
      Net asset value, offering price and redemption
         price per share:                                    $         1.00   $        12.32   $        13.65   $        19.48
                                                             ==============   ==============   ==============   ==============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                                  MML              MML
                                                                 MONEY            MANAGED            MML              MML
                                                                 MARKET            BOND             BLEND           EQUITY
                                                                  FUND             FUND             FUND             FUND
                                                             --------------   --------------   --------------   --------------
INVESTMENT INCOME: (NOTE 2)
      Dividends (net of withholding tax of $0, $0,
         $30,694, and $6,888)                                $            -   $       10,833   $    6,107,881   $   12,160,373
      Interest (including securities lending income of $0,
         $21,283, $58,902, and $26,260, respectively)             1,847,738        9,709,138       15,552,531          155,982
                                                             --------------   --------------   --------------   --------------
               Total investment income                            1,847,738        9,719,971       21,660,412       12,316,355
                                                             --------------   --------------   --------------   --------------

EXPENSES: (NOTE 2)
      Investment management fees (NOTE 3)                           464,244          707,155        2,579,801        2,937,999
      Custody fees                                                   10,062                -           87,425          104,324
      Audit and legal fees                                            8,701           12,601           58,758           63,019
      Shareholder reporting fees                                     17,174                -          113,081          156,049
      Directors' fees (NOTE 3)                                        4,922            7,058           33,912           36,450
                                                             --------------   --------------   --------------   --------------
          Total expenses                                            505,103          726,814        2,872,977        3,297,841
                                                             --------------   --------------   --------------   --------------
               NET INVESTMENT INCOME                              1,342,635        8,993,157       18,787,435        9,018,514
                                                             --------------   --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain (loss) on:
          Investment transactions                                    27,351         (482,497)     (32,157,070)    (128,827,688)
          Closed futures contracts                                        -                -         (322,426)               -
                                                             --------------   --------------   --------------   --------------
               Net realized gain (loss)                              27,351         (482,497)     (32,479,496)    (128,827,688)
                                                             --------------   --------------   --------------   --------------
      Net change in unrealized appreciation
         (depreciation) on:
          Investments                                                     -         (784,033)     (79,078,153)     (16,013,394)
          Open futures contracts                                          -                -         (185,186)               -
                                                             --------------   --------------   --------------   --------------
               Net unrealized loss                                        -         (784,033)     (79,263,339)     (16,013,394)
                                                             --------------   --------------   --------------   --------------
               NET REALIZED AND UNREALIZED GAIN (LOSS)               27,351       (1,266,530)    (111,742,835)    (144,841,082)
                                                             --------------   --------------   --------------   --------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING
        FROM OPERATIONS                                      $    1,369,986   $    7,726,627   $  (92,955,400)  $ (135,822,568)
                                                             ==============   ==============   ==============   ==============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                       SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
                                          --------------------------------------------------------------------
                                                 MML             MML
                                                MONEY          MANAGED              MML               MML
                                               MARKET           BOND               BLEND            EQUITY
                                                FUND            FUND               FUND              FUND
                                          --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income               $    1,342,635    $    8,993,157    $   18,787,435    $    9,018,514
      Net realized gain (loss) on
        investment transactions
        and futures contracts                     27,351          (482,497)      (32,479,496)     (128,827,688)
      Net change in unrealized
        appreciation (depreciation)
        on investments and
        futures contracts                              -          (784,033)      (79,263,339)      (16,013,394)
                                          --------------    --------------    --------------    --------------
          NET INCREASE (DECREASE) IN
            NET ASSETS RESULTING FROM
            OPERATIONS                         1,369,986         7,726,627       (92,955,400)     (135,822,568)
DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 2):
      From net investment income              (1,342,634)       (4,469,659)       (9,984,934)                -
      From net realized gains                          -        (1,952,654)                -                 -
NET FUND SHARE TRANSACTIONS
(NOTE 5)                                      (6,442,363)       26,059,824      (109,204,579)      (97,015,081)
                                          --------------    --------------    --------------    --------------
        TOTAL INCREASE (DECREASE)
          IN NET ASSETS                       (6,415,011)       27,364,138      (212,144,913)     (232,837,649)
NET ASSETS:
      Beginning of period                    203,691,349       293,109,148     1,451,123,208     1,667,665,033
                                          --------------    --------------    --------------    --------------
      End of period                       $  197,276,338    $  320,473,286    $1,238,978,295    $1,434,827,384
                                          ==============    ==============    ==============    ==============
      Undistributed net investment
        income (distributions in excess
        of net investment
        income) included in net
        assets at end of the period       $       23,872    $    4,518,911    $    8,784,510    $    8,997,863
                                          ==============    ==============    ==============    ==============

                                                             YEAR ENDED DECEMBER 31, 2001
                                          --------------------------------------------------------------------
                                                 MML             MML
                                                MONEY          MANAGED              MML               MML
                                               MARKET           BOND               BLEND            EQUITY
                                                FUND            FUND               FUND              FUND
                                          --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income               $    7,270,488    $   15,382,630    $   45,493,359    $   22,652,598
      Net realized gain (loss) on
        investment transactions
        and futures contracts                   (215,094)        2,528,236      (173,707,828)      203,528,250
      Net change in unrealized
        appreciation (depreciation)
        on investments and
        futures contracts                              -           778,198        21,962,955      (540,081,700)
                                          --------------    --------------    --------------    --------------
          NET INCREASE (DECREASE) IN
            NET ASSETS RESULTING FROM
            OPERATIONS                         7,055,394        18,689,064      (106,251,514)     (313,900,852)
DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 2):
      From net investment income              (7,270,488)      (17,765,780)      (54,002,230)      (39,979,033)
      From net realized gains                          -                 -      (266,617,010)     (472,891,914)
NET FUND SHARE TRANSACTIONS
(NOTE 5)                                      21,897,948        59,754,546        41,898,470       313,695,925
                                          --------------    --------------    --------------    --------------
        TOTAL INCREASE (DECREASE)
          IN NET ASSETS                       21,682,854        60,677,830      (384,972,284)     (513,075,874)
NET ASSETS:
      Beginning of period                    182,008,495       232,431,318     1,836,095,492     2,180,740,907
                                          --------------    --------------    --------------    --------------
      End of period                       $  203,691,349    $  293,109,148    $1,451,123,208    $1,667,665,033
                                          ==============    ==============    ==============    ==============
      Undistributed net investment
        income (distributions in excess
        of net investment
        income) included in net
        assets at end of the period       $       23,871    $       (4,587)   $      (17,991)   $      (20,651)
                                          ==============    ==============    ==============    ==============

    The accompanying notes are an integral part of the financial statements.

MML MONEY MARKET FUND -- FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS ENDED
                                                6/30/02        YEAR ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                              (UNAUDITED)       12/31/01        12/31/00      12/31/99      12/31/98     12/31/97
                                            ----------------   ----------      ----------    ----------    ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD          $      1.00      $     1.00      $     1.00    $     1.00    $     1.00   $     1.00
                                              -----------      ----------      ----------    ----------    ----------   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                              0.01            0.04            0.06          0.05          0.05         0.05
  Net realized and unrealized income (loss)
     on investments                                  0.00***        (0.00)***           -             -             -            -
                                              -----------      ----------      ----------    ----------    ----------   ----------
       Total income from
         investment operations                       0.01            0.04            0.06          0.05          0.05         0.05
                                              -----------      ----------      ----------    ----------    ----------   ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        (0.01)          (0.04)          (0.06)        (0.05)        (0.05)       (0.05)
                                              -----------      ----------      ----------    ----------    ----------   ----------
NET ASSET VALUE, END OF PERIOD                $      1.00      $     1.00      $     1.00    $     1.00    $     1.00   $     1.00
                                              ===========      ==========      ==========    ==========    ==========   ==========
TOTAL RETURN@                                        0.70%**         3.66%           6.03%         4.78%         5.16%        5.18%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)           $   197,276      $  203,691      $  182,008    $  200,570    $  178,434   $  141,165
  Net expenses to average daily net assets           0.52%*          0.50%           0.51%         0.50%         0.49%        0.52%
  Net investment income to average daily
     net assets                                      1.37%*          3.67%           5.86%         4.68%         5.05%        5.07%

*   ANNUALIZED.
**  PERCENTAGE REPRESENTS RESULTS FROM THE PERIOD AND ARE NOT ANNUALIZED.
*** NET REALIZED AND UNREALIZED INCOME (LOSS) ON INVESTMENTS IN LESS THAN $0.01
    PER SHARE.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLES DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML MANAGED BOND FUND -- FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS ENDED
                                                 6/30/02      YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                               (UNAUDITED)     12/31/01+     12/31/00      12/31/99     12/31/98     12/31/97
                                            ----------------  ----------    ----------    ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD           $     12.27    $    12.19    $    11.61    $    12.60   $    12.41   $    12.05
                                               -----------    ----------    ----------    ----------   ----------   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                               0.53          0.74          0.77***       0.75         0.76         0.80
  Net realized and unrealized gain (loss)
     on investments                                  (0.04)         0.20          0.50         (0.98)        0.24         0.36
                                               -----------    ----------    ----------    ----------   ----------   ----------
       Total income (loss) from
         investment operations                        0.49          0.94          1.27         (0.23)        1.00         1.16
                                               -----------    ----------    ----------    ----------   ----------   ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                         (0.36)        (0.86)        (0.69)        (0.76)       (0.75)       (0.80)
  From net realized gains                            (0.08)            -             -             -        (0.06)           -
                                               -----------    ----------    ----------    ----------   ----------   ----------
       Total distributions                           (0.44)        (0.86)        (0.69)        (0.76)       (0.81)       (0.80)
                                               -----------    ----------    ----------    ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD                 $     12.32    $    12.27    $    12.19    $    11.61   $    12.60   $    12.41
                                               ===========    ==========    ==========    ==========   ==========   ==========

TOTAL RETURN@                                         2.52%**       7.89%        11.19%        (1.83)%       8.14%        9.91%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $   320,473    $  293,109    $  232,431    $  239,910   $  254,109   $  205,316
  Net expenses to average daily net assets            0.48%*        0.48%         0.49%         0.50%        0.48%        0.47%
  Net investment income to average daily
     net assets                                       5.91%*        5.98%         6.54%         6.19%        6.07%        6.06%
  Portfolio turnover rate                               27%**         53%           20%           41%          41%          42%

*   ANNUALIZED
**  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
*** PER SHARES AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLES DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
+ THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.01, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF $0.01 AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 6.11% TO 5.98%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MML BLEND FUND -- FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS ENDED
                                                 6/30/02       YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED   YEAR ENDED
                                               (UNAUDITED)      12/31/01+     12/31/00       12/31/99      12/31/98     12/31/97
                                            ----------------   ----------    ----------     ----------    ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD           $     14.76     $    19.51    $    23.51     $    25.08    $    24.08   $    21.97
                                               -----------     ----------    ----------     ----------    ----------   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                               0.21           0.47          0.76***        0.84          0.42         0.84
  Net realized and unrealized gain (loss)
     on investments                                  (1.21)         (1.69)        (0.73)         (1.13)         2.36         3.69
                                               -----------     ----------    ----------     ----------    ----------   ----------
       Total income (loss) from
         investment operations                       (1.00)         (1.22)         0.03          (0.29)         2.78         4.53
                                               -----------     ----------    ----------     ----------    ----------   ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                         (0.11)         (0.56)        (0.70)         (0.84)        (0.42)       (0.84)
  From net realized gains                                -          (2.97)        (3.33)         (0.44)        (1.36)       (1.58)
                                               -----------     ----------    ----------     ----------    ----------   ----------
       Total distributions                           (0.11)         (3.53)        (4.03)         (1.28)        (1.78)       (2.42)
                                               -----------     ----------    ----------     ----------    ----------   ----------
NET ASSET VALUE, END OF PERIOD                 $     13.65     $    14.76    $    19.51     $    23.51    $    25.08   $    24.08
                                               ===========     ==========    ==========     ==========    ==========   ==========
TOTAL RETURN @                                       (6.84)%**      (5.75)%        0.02%         (1.24)%       13.56%       20.89%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $ 1,238,978     $1,451,123    $1,836,095     $2,636,321    $2,814,689   $2,471,827
  Net expenses to average daily net assets            0.43%*         0.40%         0.39%          0.38%         0.37%        0.38%
  Net investment income to average daily
     net assets                                       2.79%*         2.85%         3.30%          3.34%         3.43%        3.56%
  Portfolio turnover rate                               55%**          87%          103%            21%           29%          21%

*   ANNUALIZED.
**  PERCENTAGE REPRESENTS RESULTS FROM THE PERIOD AND ARE NOT ANNUALIZED.
*** PER SHARE AMOUNT CALCULATED USING THE AVERAGE SHARES METHOD.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
+ THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHARGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.003, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.003 AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 2.87% TO 2.85%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY FUND -- FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           SIX MONTHS ENDED
                                                6/30/02       YEAR ENDED     YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                              (UNAUDITED)      12/31/01       12/31/00      12/31/99     12/31/98     12/31/97
                                           ----------------   ----------     ----------    ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD          $     21.28     $    34.30     $    36.56    $    39.20   $    35.44   $    29.79
                                              -----------     ----------     ----------    ----------   ----------   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                              0.12           0.35           0.53***       0.71         0.72         0.71
  Net realized and unrealized gain (loss)
     on investments                                 (1.92)         (5.23)          0.53         (2.21)        5.02         7.80
                                              -----------     ----------     ----------    ----------   ----------   ----------
       Total income (loss) from
         investment operations                      (1.80)         (4.88)          1.06         (1.50)        5.74         8.51
                                              -----------     ----------     ----------    ----------   ----------   ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            -          (0.62)         (0.30)        (0.71)       (0.72)       (0.71)
  From net realized gains                               -          (7.52)         (3.02)        (0.43)       (1.26)       (2.15)
                                              -----------     ----------     ----------    ----------   ----------   ----------
       Total distributions                              -          (8.14)         (3.32)        (1.14)       (1.98)       (2.86)
                                              -----------     ----------     ----------    ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD                $     19.48     $    21.28     $    34.30    $    36.56   $    39.20   $    35.44
                                              ===========     ==========     ==========    ==========   ==========   ==========
TOTAL RETURN@                                       (8.46)%**     (14.72)%         2.86%        (3.82)%      16.20%       28.59%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)           $ 1,434,827     $1,667,665     $2,180,741    $2,748,155   $2,938,107   $2,363,441
  Net expenses to average daily net assets           0.42%*         0.40%          0.40%         0.37%        0.37%        0.35%
  Net investment income to average daily
     net assets                                      1.16%*         1.22%          1.47%         1.78%        1.95%        2.03%

  Portfolio turnover rate                              46%**         101%            69%           16%          14%          15%

*   ANNUALIZED.

**  PERCENTAGE REPRESENTS RESULTS FROM THE PERIOD AND ARE NOT ANNUALIZED.
*** PER SHARE AMOUNT CALCULATED USING THE AVERAGE SHARES METHOD.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML MONEY MARKET FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                PRINCIPAL             MARKET
                                                 AMOUNT               VALUE
                                            ----------------      ----------------
SHORT-TERM INVESTMENTS -- 100.1%

COMMERCIAL PAPER -- 50.1%
Aluminum Co. of America
  1.730% 07/24/2002                         $      3,850,000      $      3,845,375
BellSouth Corp.
  1.750% 07/18/2002                                4,900,000             4,895,474
Caterpillar Financial
  Services Corp.
  1.880% 09/03/2002                                4,690,000             4,673,835
ChevronTexaco Corp.
  1.720% 10/22/2002                                3,585,000             3,565,302
Duke Energy Corp.
  1.730% 09/26/2002                                4,800,000             4,779,471
Emerson Electric Co.
  1.730% 08/23/2002                                4,920,000             4,906,996
Estee Lauder
  Companies, Inc.
  1.780% 07/01/2002                                4,565,000             4,564,548
Gannett Co., Inc.
  1.750% 08/20/2002                                4,900,000             4,887,614
General Dynamics Corp.
  1.840% 12/11/2002                                4,295,000             4,258,779
The Gillette Co.
  1.900% 07/02/2002                                4,825,000             4,824,236
Household Finance Corp.
  1.970% 07/30/2002                                4,525,000             4,517,324
Johnson & Johnson
  1.730% 09/30/2002                                4,000,000             3,982,123
Kimberly-Clark Corp.
  1.740% 08/06/2002                                4,900,000             4,891,000
Marsh & McLennan
  Companies, Inc.
  1.820% 09/12/2002                                4,850,000             4,831,610
The McGraw-Hill
  Companies, Inc.
  1.780% 07/23/2002                                4,840,000             4,834,257
Nestle Capital Corp.
  1.840% 07/12/2002                                2,225,000             2,223,521
Nestle Capital Corp.
  1.870% 10/09/2002                                2,625,000             2,611,092
Paccar, Inc.
  1.830% 07/10/2002                                4,900,000             4,897,260
The Procter & Gamble Co.
  1.740% 07/29/2002                                4,500,000             4,493,475
Toyota Motor Credit Corp.
  1.750% 07/15/2002                                4,900,000             4,896,189
United Parcel Service, Inc.
  1.800% 10/01/2002                         $      4,850,000      $      4,827,205
Wells Fargo Financial, Inc.
  1.790% 08/05/2002                                2,925,000             2,919,619
Wisconsin Electric Power Co.
  1.740% 07/22/2002                                3,825,000             3,820,748
                                                                  ----------------
                                                                        98,947,053
                                                                  ----------------

DISCOUNT NOTES -- 18.4%
Federal Home Loan Bank
  1.720% 07/19/2002                                4,460,000             4,455,738
Federal Home Loan Bank
  1.880% 08/30/2002                                1,095,000             1,091,454
Federal Home Loan
  Mortgage Corp.
  1.770% 08/07/2002                                3,530,000             3,523,231
Federal Home Loan
  Mortgage Corp.
  1.800% 09/30/2002                                3,425,000             3,409,074
Federal Home Loan
  Mortgage Corp.
  1.830% 07/31/2002                                2,225,000             2,221,380
Federal Home Loan
  Mortgage Corp.
  1.890% 09/18/2002                                4,045,000             4,027,798
Federal Home Loan
  Mortgage Corp.
  2.270% 08/21/2002                                1,630,000             1,624,553
Federal National
  Mortgage Association
  1.760% 08/26/2002                                4,275,000             4,262,878
Federal National
  Mortgage Association
  1.780% 08/27/2002                                4,365,000             4,352,267
Federal National
  Mortgage Association
  1.850% 08/09/2002                                  215,000               214,862
Federal National
  Mortgage Association
  1.950% 07/31/2002                                  575,000               574,003
Federal National
  Mortgage Association
  2.040% 08/28/2002                                4,200,000             4,185,720
Federal National
  Mortgage Association
  2.060% 09/09/2002                                2,405,000             2,395,091
                                                                  ----------------
                                                                        36,338,049
                                                                  ----------------

U.S. TREASURY BILLS -- 31.6%
U.S. Treasury Bill
  1.630% 08/01/2002                         $      4,500,000      $      4,493,276
U.S. Treasury Bill
  1.630% 10/10/2002                                4,650,000             4,628,314
U.S. Treasury Bill
  1.650% 07/25/2002                                4,550,000             4,544,578
U.S. Treasury Bill
  1.655% 07/05/2002                                3,115,000             3,114,141
U.S. Treasury Bill
  1.665% 08/22/2002                                2,050,000             2,044,880
U.S. Treasury Bill
  1.665% 08/29/2002                                4,975,000             4,960,964
U.S. Treasury Bill
  1.680% 08/08/2002                                4,470,000             4,461,656
U.S. Treasury Bill
  1.705% 07/11/2002                                1,475,000             1,474,162
U.S. Treasury Bill
  1.705% 09/19/2002                                4,670,000             4,651,864
U.S. Treasury Bill
  1.710% 10/17/2002                                6,875,000             6,839,078
U.S. Treasury Bill
  1.725% 10/03/2002                                1,960,000             1,950,984
U.S. Treasury Bill
  1.735% 12/12/2002                                2,145,000             2,127,839
U.S. Treasury Bill
  1.745% 08/15/2002                                7,170,000             7,153,666
U.S. Treasury Bill
  1.750% 09/05/2002                                2,970,000             2,960,183
U.S. Treasury Bill
  1.780% 10/24/2002                                4,740,000             4,712,579
U.S. Treasury Bill
  1.780% 12/05/2002                                2,175,000             2,157,901
                                                                  ----------------
                                                                        62,276,065
                                                                  ----------------
TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)*                                                   197,561,167
                                                                  ----------------

TOTAL INVESTMENTS -- 100.1%

OTHER ASSETS/
(LIABILITIES) -- (0.1%)                                                   (284,829)
                                                                  ----------------

NET ASSETS -- 100.0%                                              $    197,276,338
                                                                  ================

NOTES TO PORTFOLIO OF INVESTMENTS
*   Aggregate cost for Federal tax purposes. (NOTE 7).

    The accompanying notes are an integral part of the financial statements.

MML MANAGED BOND FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                NUMBER OF              MARKET
                                                 SHARES                VALUE
                                            ----------------      ----------------
EQUITIES 0.4%

AUTOMOTIVE & PARTS
General Motors Corp.
  Series B Convertible
  Preferred                                           50,000      $      1,313,500
                                                                  ----------------
TOTAL EQUITIES
(COST $1,250,000)                                                        1,313,500
                                                                  ================

                                               PRINCIPAL
                                                AMOUNT
                                            ----------------
BONDS & NOTES -- 95.1%

ASSET BACKED SECURITIES -- 1.9%
America West Airlines, Inc.
  Series 1996-1, Class A
  6.850% 07/02/2009                         $      1,570,153             1,421,962
Conseco Finance
  Securitizations Corp.
  Series 2001-1, Class A4
  6.210% 07/01/2032                                  925,000               965,792
Metlife Capital Equipment
  Loan Trust Series 1997-A,
  Class A
  6.850% 05/20/2008                                  422,397               436,865
Oakwood Mortgage
  Investors, Inc.
  Series 2001-C,
  Class A2
  5.920% 09/15/2017                                  750,000               778,897
Option One Mortgage
  Securities Corp. Trust
  Series 2002-2A,
  Class CFTS+
  8.830% 06/26/2032                                  449,507               449,367
Railcar Trust Series
  1992-1, Class A
  7.750% 06/01/2004                                  553,100               579,964
Textron Financial Corp.
  Series 1998-A, Class A2+
  5.890% 01/15/2005                                  221,999               221,998
Travelers Funding Limited
  Series 1A, Class A1+
  6.300% 02/18/2014                                1,398,372             1,324,468
                                                                  ----------------

TOTAL ASSET BACKED SECURITIES
(COST $6,267,024)                                                        6,179,313
                                                                  ================

                                               PRINCIPAL               MARKET
                                                AMOUNT                 VALUE
                                            ----------------      ----------------
CORPORATE DEBT -- 55.4%
AirTouch
  Communications, Inc.
  6.650% 05/01/2008                         $      1,500,000      $      1,514,055
Albertson's, Inc.
  7.750% 06/15/2026                                1,000,000             1,052,180
Alcan Aluminum Limited
  6.250% 11/01/2008                                  800,000               848,011
Amerada Hess Corp.
  7.125% 03/15/2033                                  900,000               898,722
American Airlines Pass-
  Through Trusts Series
  1994-A, Class A4
  9.780% 11/26/2011                                1,452,506             1,306,312
American General
  Finance Corp.
  5.875% 07/14/2006                                1,000,000             1,032,675
AOL Time Warner
  Companies, Inc.
  7.570% 02/01/2024                                1,500,000             1,305,435
AOL Time Warner, Inc.
  6.875% 05/01/2012                                1,060,000               974,543
Apache Corp.
  6.250% 04/15/2012                                1,020,000             1,056,465
ARAMARK Services, Inc.
  8.150% 05/01/2005                                1,200,000             1,257,180
Arrow Electronics, Inc.
  8.700% 10/01/2005                                  900,000               931,270
AT&T Corp.
  5.625% 03/15/2004                                1,000,000               911,270
AT&T Corp.+
  8.000% 11/15/2031                                1,200,000               872,520
AT&T Wireless
  Services, Inc.
  7.500% 05/01/2007                                  700,000               602,301
AT&T-Liberty Media Group
  8.250% 02/01/2030                                1,000,000               931,538
Avery-Dennison Corp.
  6.760% 04/15/2005                                1,200,000             1,284,036
Avnet, Inc.
  8.000% 11/15/2006                                  255,000               259,363
Avnet, Inc.
  8.200% 10/17/2003                                  800,000               825,624
Bank of America Corp.
  5.250% 02/01/2007                                  500,000               507,305
Bank of America Corp.
  6.625% 06/15/2004                                1,000,000             1,057,280
Barrick Gold Corp.
  7.500% 05/01/2007                                2,000,000             2,167,460
BHP Finance (USA)
  Limited
  6.420% 03/01/2026                         $      2,000,000      $      2,048,660
Boeing Capital Corp.
  7.100% 09/27/2005                                  650,000               703,189
Bombardier
  Capital, Inc.+
  5.625% 05/30/2013                                  700,000               716,856
Bombardier
  Capital, Inc.+
  7.500% 08/15/2004                                1,000,000             1,070,170
Boston Scientific Corp.
  6.625% 03/15/2005                                1,000,000             1,046,360
Brascan Corp.
  7.125% 06/15/2012                                1,000,000               980,550
Brascan Corp.
  8.125% 12/15/2008                                  600,000               610,939
Capitol Records, Inc.+
  8.375% 08/15/2009                                2,000,000             2,091,276
Cendant Corp.
  6.875% 08/15/2006                                  700,000               701,064
Champion
  International Corp.
  6.400% 02/15/2026                                1,500,000             1,565,655
Chevron Phillips
  Chemical Co. LLC+
  5.375% 06/15/2007                                  750,000               747,259
Cinergy Corp.
  6.250% 09/01/2004                                1,000,000             1,015,240
Cingular Wireless+
  5.625% 12/15/2006                                  200,000               191,364
The CIT Group, Inc.
  6.150% 12/15/2002                                  325,000               326,176
The CIT Group, Inc.
  7.375% 04/02/2007                                  600,000               603,930
The CIT Group, Inc.
  7.500% 11/14/2003                                  625,000               622,206
The CIT Group, Inc.
  7.625% 08/16/2005                                  375,000               367,905
Clear Channel
  Communications, Inc.
  6.875% 06/15/2018                                  500,000               418,845
Clear Channel
  Communications, Inc.
  7.875% 06/15/2005                                1,000,000             1,018,760
CNF, Inc.
  8.875% 05/01/2010                                  600,000               616,361
The Coca-Cola Co.
  4.000% 06/01/2005                                2,500,000             2,507,350
Colonial Pipeline Co.+
  7.630% 04/15/2032                                  500,000               529,155

    The accompanying notes are an integral part of the financial statements.

                                       23

                                                PRINCIPAL             MARKET
                                                 AMOUNT                VALUE
                                            ----------------      ----------------
The Columbia Gas
  System, Inc.
  6.610% 11/28/2002                         $      2,000,000      $      2,001,080
Comcast Cable
  Communications, Inc.
  8.375% 05/01/2007                                1,250,000             1,261,700
Computer Sciences Corp.
  6.750% 06/15/2006                                  150,000               157,062
ConAgra Foods, Inc.
  7.000% 10/01/2028                                1,250,000             1,268,575
Conoco, Inc.
  6.350% 04/15/2009                                  500,000               517,620
Conoco, Inc.
  6.950% 04/15/2029                                1,000,000             1,022,600
Consolidated Natural Gas
  Co. Series C
  6.250% 11/01/2011                                  650,000               650,839
Continental Airlines,
  Inc. Series 1996-2B
  8.560% 07/02/2014                                  780,020               784,723
Continental Airlines,
  Inc. Series 1996-B
  7.820% 10/15/2013                                1,147,726             1,135,365
Cooper Industries Limited+
  5.250% 07/01/2007                                1,500,000             1,492,785
Countrywide Home
  Loans, Inc.
  5.500% 02/01/2007                                  800,000               813,976
Cox Communications, Inc.
  7.750% 11/01/2010                                1,395,000             1,332,002
CSX Corp.
  7.250% 05/01/2027                                2,000,000             2,147,920
DaimlerChrysler NA
  Holding Corp.
  6.900% 09/01/2004                                1,280,000             1,347,123
DaimlerChrysler NA
  Holding Corp.
  7.300% 01/15/2012                                  970,000             1,024,087
Dominion Resources, Inc.
  7.820% 09/15/2004                                1,000,000             1,068,660
Donnelley (R.R.) &
  Sons Co.
  6.625% 04/15/2029                                1,000,000               933,680
Dover Corp.
  6.250% 06/01/2008                                  750,000               781,777
DPL, Inc.
  8.250% 03/01/2007                                1,000,000             1,077,620
Duke Capital Corp.
  6.750% 02/15/2032                                  850,000               808,122
Duke Capital Corp.
  7.500% 10/01/2009                                  800,000               866,440
Duke Energy Field
  Services Corp.
  7.875% 08/16/2010                                  800,000               841,488
Dynegy Holdings, Inc.
  6.875% 04/01/2011                         $      1,000,000      $        690,000
Eastman Chemical Co.
  7.000% 04/15/2012                                1,000,000             1,037,120
Ecolab, Inc.
  6.875% 02/01/2011                                1,100,000             1,092,278
Emerald Investment Grade
  CBO Limited+
  2.585% 05/24/2011                                1,000,000               988,750
Enterprise Products
  Operating LP
  7.500% 02/01/2011                                1,175,000             1,219,673
ERAC USA Finance Co.+
  6.750% 05/15/2007                                2,000,000             2,078,900
Exxon Mobil Corp.
  8.625% 08/15/2021                                1,000,000             1,238,800
FBG Finance Limited+
  7.875% 06/01/2016                                1,250,000             1,421,137
First Industrial LP
  7.000% 12/01/2006                                1,000,000             1,056,020
FirstEnergy Corp.
  5.500% 11/15/2006                                  325,000               315,432
Ford Motor Corp.
  7.450% 07/16/2031                                1,296,000             1,204,334
Ford Motor Credit Co.
  5.750% 02/23/2004                                2,725,000             2,767,019
Ford Motor Credit Co.
  7.375% 10/28/2009                                1,000,000             1,015,110
General American
  Transportation Corp.
  6.750% 03/01/2006                                2,000,000             1,922,800
General Electric
  Capital Corp.
  5.875% 02/15/2012                                1,250,000             1,250,800
General Mills, Inc.
  8.900% 06/15/2006                                1,000,000             1,135,240
General Motors
  Acceptance Corp.
  6.125% 09/15/2006                                2,000,000             2,034,960
General Motors Corp.
  7.200% 01/15/2011                                1,600,000             1,640,000
Goodrich (B.F.) Co.
  7.500% 04/15/2008                                  900,000               949,230
The Goodyear Tire &
  Rubber Co.
  8.500% 03/15/2007                                1,300,000             1,294,286
Hershey Foods Corp.
  7.200% 08/15/2027                                1,250,000             1,368,200
Houghton Mifflin Co.
  7.000% 03/01/2006                                  550,000               570,845
Household Finance Corp.
  6.375% 10/15/2011                                1,710,000             1,631,648
Household Finance Corp.
  6.400% 06/17/2008                                1,000,000             1,004,760
Household Finance Corp.
  7.625% 05/17/2032                         $        750,000      $        732,097
Humana, Inc.
  7.250% 08/01/2006                                  995,000             1,036,820
ICI Wilmington, Inc.
  7.050% 09/15/2007                                  750,000               776,160
Imcera Group, Inc.
  6.000% 10/15/2003                                2,000,000             1,680,000
Interpool, Inc.
  7.350% 08/01/2007                                  500,000               484,308
Interpublic Group of
  Companies, Inc.
  7.875% 10/15/2005                                1,200,000             1,260,276
Jet Equipment Trust
  Series 1995-A+
  8.235% 11/01/2012                                1,619,032             1,279,036
Kellogg Co.
  5.500% 04/01/2003                                1,900,000             1,926,486
Kerr-McGee Corp.
  5.375% 04/15/2005                                1,035,000             1,058,588
KeySpan Gas East Corp.
  Series MTNA
  6.900% 01/15/2008                                1,105,000             1,190,538
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                1,100,000             1,185,297
Koninklijke KPN NV
  8.000% 10/01/2010                                  950,000               954,069
Kraft Foods, Inc.
  6.500% 11/01/2031                                  300,000               294,759
The Kroger Co.
  7.000% 05/01/2018                                  500,000               497,335
Lasmo (USA), Inc.
  6.750% 12/15/2007                                2,000,000             2,179,018
Leucadia National Corp.
  7.750% 08/15/2013                                2,000,000             2,071,320
Lockheed Martin Corp.
  8.500% 12/01/2029                                  925,000             1,105,338
Marriott International, Inc.
  Series E
  7.000% 01/15/2008                                1,250,000             1,311,501
Marsh & McLennan
  Companies, Inc.
  7.125% 06/15/2009                                  750,000               823,963
Marsh & McLennan
  Companies, Inc.+
  6.250% 03/15/2012                                  500,000               517,395
Masco Corp.
  6.750% 03/15/2006                                1,230,000             1,295,409
Meritor Automotive, Inc.
  6.800% 02/15/2009                                1,000,000               951,220
Merrill Lynch & Co., Inc.
  Series B
  4.540% 03/08/2005                                2,500,000             2,531,088

    The accompanying notes are an integral part of the financial statements.

                                       24

                                                PRINCIPAL             MARKET
                                                 AMOUNT               VALUE
                                            ----------------      ----------------
MGM Mirage, Inc.
6.950% 02/01/2005                           $        750,000      $        754,238
Millipore Corp.
  7.500% 04/01/2007                                1,000,000             1,013,300
Mohawk Industries, Inc.
  7.200% 04/15/2012                                  500,000               530,903
Morgan Stanley Dean
  Witter & Co.
  5.625% 01/20/2004                                1,300,000             1,343,758
Motorola, Inc.
  6.750% 02/01/2006                                  500,000               470,535
National Rural Utilities
  Cooperative Finance Corp.
  8.000% 03/01/2032                                1,350,000             1,462,954
News America Holdings, Inc.
  9.250% 02/01/2013                                2,000,000             2,232,260
Norfolk Southern Corp.
  7.050% 05/01/2037                                1,000,000             1,051,070
Nortel Networks Limited
  6.125% 02/15/2006                                  380,000               235,600
Park Place
  Entertainment Corp.
  8.500% 11/15/2006                                1,000,000             1,032,390
Pepsi Bottling
  Holdings, Inc.+
  5.625% 02/17/2009                                  700,000               711,271
Progress Energy, Inc.
  6.550% 03/01/2004                                  775,000               806,566
ProLogis Trust
  7.000% 10/01/2003                                  250,000               258,070
Qwest Capital Funding, Inc.
  7.750% 02/15/2031                                1,200,000               600,000
Qwest Capital
  Funding, Inc.+
  8.875% 03/15/2012                                  550,000               495,880
Raytheon Co.
  6.750% 08/15/2007                                  500,000               529,810
Raytheon Co.
  7.900% 03/01/2003                                1,500,000             1,535,220
Reliant Energy Resources
  Corp. Series B
  8.125% 07/15/2005                                1,235,000             1,121,755
Republic Services, Inc.
  7.125% 05/15/2009                                1,000,000             1,046,897
Ryder System, Inc.
  6.600% 11/15/2005                                  750,000               746,977
Scholastic Corp.
  7.000% 12/15/2003                                1,500,000             1,558,755
The Schwab
  (Charles) Corp.
  6.250% 01/23/2003                                2,000,000             2,032,800
Sears, Roebuck
  Acceptance Corp.
  6.500% 12/01/2028                                  500,000               447,830
Sears, Roebuck
  Acceptance Corp.
  6.750% 09/15/2005                         $      1,500,000      $      1,576,275
Simon Property Group LP
  7.375% 01/20/2006                                1,000,000             1,064,385
Sonoco Products Co.
  6.500% 11/15/2013                                1,500,000             1,447,391
Sony Capital Corp.+
  4.950% 11/01/2006                                1,500,000             1,495,320
Southern Natural Gas Co.
  7.350% 02/15/2031                                  800,000               726,496
Sprint Capital Corp.
  6.125% 11/15/2008                                  750,000               601,740
Sprint Capital Corp.
  6.900% 05/01/2019                                  750,000               517,065
Sprint Capital Corp.
  7.125% 01/30/2006                                  865,000               760,422
Sprint Capital Corp.+
  8.375% 03/15/2012                                  600,000               491,940
Sunoco, Inc.
  6.750% 04/01/2011                                  600,000               601,722
SuperValu, Inc.
  7.875% 08/01/2009                                1,500,000             1,584,630
Temple-Inland, Inc.
  Series MTND
  8.125% 12/15/2006                                  600,000               678,978
Textron Financial Corp.
  Series MTNE
  5.950% 03/15/2004                                1,205,000             1,240,439
Thomas & Betts Corp.
  8.250% 01/15/2004                                1,500,000             1,470,000
The Thomson Corp.
  6.200% 01/05/2012                                  650,000               649,811
Times Mirror Co.
  7.450% 10/15/2009                                1,300,000             1,390,612
Toro Co.
  7.800% 06/15/2027                                  850,000               821,041
TRW, Inc.
  8.750% 05/15/2006                                2,000,000             2,220,454
Tyco International Group SA
  6.375% 02/15/2006                                1,100,000               890,615
Tyco International Group SA
  6.375% 10/15/2011                                  275,000               210,375
Union Oil Co. of California
  6.375% 02/01/2004                                  750,000               773,370
Union Tank Car Co.
  6.790% 05/01/2010                                2,000,000             1,966,271
United Air Lines, Inc.
  10.110% 02/19/2006                                 280,959               202,290
US Airways Inc. Class B
  7.500% 04/15/2008                                  869,681               722,105
Verizon Global
  Funding Corp.
  7.750% 12/01/2030                                  850,000               809,353
Vulcan Materials Co.
  6.000% 04/01/2009                         $        800,000      $        802,900
Wells Fargo & Co.
  5.125% 02/15/2007                                1,400,000             1,415,722
Weyerhaeuser Co.
  5.950% 11/01/2008                                1,000,000             1,010,549
Weyerhaeuser Co.+
  5.500% 03/15/2005                                1,100,000             1,130,137
The Williams
  Companies, Inc.
  7.875% 09/01/202                                1  500,000               379,125
Williams Gas Pipelines
  Central, Inc.+
  7.375% 11/15/200                                6  950,000               783,845
WorldCom, Inc.
  6.500% 05/15/2004                                1,560,000               257,400
WorldCom, Inc.
  8.250% 05/15/2031                                  425,000                66,938
WPP Finance (USA) Corp.
  6.625% 07/15/2005                                1,100,000             1,167,420
                                                                  ----------------

TOTAL CORPORATE DEBT
(COST $179,864,449)                                                    177,445,397
                                                                  ================

NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 4.8%
Asset Securitization Corp.
  Series 1995-MD4,
  Class A1
  7.100% 08/13/2029                                1,637,651             1,756,180
CS First Boston Mortgage
  Securities Corp. Series
  1998-C2, Class A1
  5.960% 11/11/2030                                  774,899               809,475
CS First Boston Mortgage
  Securities Corp. Series
  2002-H1N, Class A+
  8.000% 08/27/2032                                  817,917               795,424
GE Capital Commercial
  Mortgage Corp. Series
  2002-1A, Class A1
  5.033% 12/10/2035                                  977,652             1,001,523
Merrill Lynch Mortgage
  Investors, Inc. Series
  1998-C1, Class A1
  6.310% 11/15/2026                                1,055,049             1,099,779
Norwest Asset Securities
  Corp. Series 1997-19,
  Class A8
  7.250% 12/25/2027                                1,124,243             1,160,781
Residential Accredit Loans,
  Inc. Series 2000-QS8,
  Class A4
  8.000% 07/25/2030                                1,500,000             1,593,444

    The accompanying notes are an integral part of the financial statements.

                                       25

                                                PRINCIPAL             MARKET
                                                 AMOUNT                VALUE
                                            ----------------      ----------------
Residential Funding
  Mortgage Securities I
  Series 1997-S7,
  Class A5
  7.500% 05/25/2027                         $        802,714      $        823,279
Residential Funding
  Mortgage Securities I
  Series 1998-S9,
  Class 1A1
  6.500% 04/25/2013                                  304,422               315,360
Salomon Brothers
  Mortgage Securities
  Series 1997-TZH,
  Class B+
  7.491% 03/25/2022                                1,250,000             1,345,905
Salomon Brothers
  Mortgage Securities
  Series 2001-MMA,
  Class A1+
  5.323% 02/18/2034                                1,798,223             1,855,464
Starwood Commercial
  Mortgage Trust Series
  1999-C1A, Class B+
  6.920% 02/03/2014                                1,000,000             1,058,720
Structured Asset Securities
  Corp. Series 1998-ALS2,
  Class 1A
  6.750% 03/25/2029                                  659,212               682,284
Vendee Mortgage Trust
  Series 1992-1,
  Class 2Z
  7.750% 05/15/2022                                1,082,595             1,156,677
                                                                  ----------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $15,168,612)                                                      15,454,295
                                                                  ================

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 24.0%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 4.2%

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%
FHLMC Series 1322,
  Class G
  7.500% 02/15/2007                                   33,983                34,110
FHLMC Series 1460,
  Class H
  7.000% 05/15/2007                                1,228,820             1,261,077
FHLMC Series W067,
  Class A
  6.420% 12/01/2005                                  325,968               345,692
                                                                  ----------------
                                                                         1,640,879
                                                                  ----------------

PASS-THROUGH SECURITIES -- 3.7%
FHLMC
  6.000% 09/01/2016                         $      2,827,102      $      2,887,178
FHLMC
  6.500% 09/01/2016-
          08/01/2031                               6,138,923             6,348,143
FHLMC
  7.500% 10/01/2030-
          03/01/2031                               1,846,627             1,937,795
FHLMC
  8.000% 03/01/2027                                  488,870               519,884
FHLMC
  9.000% 03/01/2017                                   34,040                37,147
                                                                  ----------------
                                                                        11,730,147
                                                                  ----------------

TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION (FHLMC)                                            13,371,026
                                                                  ================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 12.5%

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%
FNMA Series 1993-186,
  Class G
  6.250% 03/25/2008                                  871,312               887,919
                                                                  ----------------

PASS-THROUGH SECURITIES -- 12.2%
FNMA
  5.500% 03/01/2017-
          01/01/2032                               3,025,212             2,980,128
FNMA
  6.000% 06/01/2016-
          04/01/2032                               8,807,952             8,817,200
FNMA
  6.500% 07/01/2016-
          10/01/2031                              13,100,714            13,396,774
FNMA
  7.000% 03/01/2031-
          04/01/2031                               4,906,561             5,081,333
FNMA
  7.500% 08/01/2029-
          06/01/2031                               3,006,344             3,154,926
FNMA
  8.000% 11/01/2029-
          09/01/2031                               5,291,890             5,620,941

FNMA
  9.000% 05/01/2009                                   95,454               103,194
                                                                  ----------------
                                                                        39,154,496
                                                                  ----------------

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION (FNMA)                                                      40,042,415
                                                                  ================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 7.3%
PASS-THROUGH SECURITIES
GNMA
  6.000% 02/15/2029-
          02/15/2032                        $      3,315,272      $      3,316,636
GNMA
  6.500% 05/15/2023-
          11/15/2031                               9,834,213            10,078,712
GNMA
  6.625% 11/20/2025-
          11/20/2027                                 196,536               204,021
GNMA
  7.000% 09/15/2023-
          09/15/2029                               4,348,620             4,519,651
GNMA
  7.250% 11/20/2021-
          01/20/2022                               1,656,615             1,729,506
GNMA
  7.500% 03/15/2017-
          06/15/2024                               1,870,801             1,990,624
GNMA
  8.000% 12/15/2003-
          04/15/2008                               1,563,071             1,681,043
                                                                  ----------------
                                                                        23,520,193
                                                                  ----------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $75,040,092)                                                      76,933,634
                                                                  ================

U.S. TREASURY OBLIGATIONS -- 9.0%
U.S. TREASURY BONDS -- 2.2%
U.S. Treasury Bond
  6.125% 08/15/2029                                3,530,000             3,749,037
U.S. Treasury Bond
  7.500% 11/15/2016                                2,700,000             3,249,288
                                                                  ----------------
                                                                         6,998,325
                                                                  ----------------

U.S. TREASURY NOTES -- 2.8%
U.S. Treasury Note
  5.000% 02/15/2011                                3,055,000             3,106,691
U.S. Treasury Note
  5.500% 05/15/2009                                5,700,000             6,030,372
                                                                  ----------------
                                                                         9,137,063
                                                                  ----------------

U.S. TREASURY STRIPS -- 4.0%
U.S. Treasury Strip -
  Principal Only
  0.000% 05/15/2016                               28,000,000            12,667,760
                                                                  ----------------

TOTAL U.S. TREASURY OBLIGATIONS
(COST $26,835,387)                                                      28,803,148
                                                                  ================
TOTAL BONDS & NOTES
(COST $303,175,564)                                                    304,815,787
                                                                  ================

    The accompanying notes are an integral part of the financial statements.

                                       26

                                                PRINCIPAL              MARKET
                                                 AMOUNT                VALUE
                                            ----------------      ----------------
SHORT-TERM INVESTMENTS -- 8.9%

CASH EQUIVALENTS -- 5.7%*
Barclays PLC Eurodollar
  Time Deposit
  1.800% 09/05/2002                         $        396,022      $        396,022
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                                1,980,109             1,980,109
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 09/19/2002                                  495,027               495,027
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                                2,673,147             2,673,147
Fleet National Bank Note
  2.000% 07/03/2002                                  738,191               738,191
Merrill Lynch Bank Note
  1.910% 11/26/2002                                  396,022               396,022
Merrill Lynch Bank Note
  1.920% 04/16/2003                                  198,011               198,011
Merrimac Money
  Market Fund                                      8,998,063             8,998,063
Morgan Stanley Dean
  Witter & Co.
  2.080% 11/08/2002                                  297,016               297,016
National City Bank Note
  1.820% 01/23/2003                                  495,027               495,027
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                                  990,055               990,055
US Bank Note
  1.800% 11/06/2002                                  495,027               495,027
                                                                  ----------------
                                                                        18,151,717
                                                                  ----------------

COMMERCIAL PAPER -- 3.2%
Eaton Corp.
  1.880% 07/02/2002                                3,025,000             3,024,526
Ingersoll-Rand Co.
  1.900% 07/10/2002                                5,775,000             5,771,647
Viacom, Inc.
  2.000% 07/01/2002                         $      1,560,000      $      1,559,827
                                                                  ----------------
                                                                        10,356,000
                                                                  ----------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                     28,507,717
                                                                  ================

TOTAL INVESTMENTS -- 104.4%
(COST $332,933,280)**                                                  334,637,004

OTHER ASSETS/ (LIABILITIES) -- (4.4%)                                  (14,163,718)
                                                                  ================

NET ASSETS -- 100.0%                                              $    320,473,286
                                                                  ================

NOTES TO PORTFOLIO OF INVESTMENTS
*   Represents investments of security lending collateral. (NOTE 2).
**  Aggregate cost for Federal tax purposes. (NOTE 7).
+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    The accompanying notes are an integral part of the financial statements.

MML BLEND FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                NUMBER OF              MARKET
                                                 SHARES                VALUE
                                            ----------------      ----------------
EQUITIES -- 63.3%

ADVERTISING -- 0.1%
Interpublic Group
  of Companies, Inc.                                  26,700      $        661,092
Omnicom Group, Inc.                                   20,300               929,740
                                                                  ----------------
                                                                         1,590,832
                                                                  ----------------

AEROSPACE & DEFENSE -- 1.5%
Boeing Co.                                            72,400             3,258,000
General Dynamics Corp.                                18,500             1,967,475
Goodrich Corp.                                         7,100               193,972
Honeywell International, Inc.                         68,087             2,398,705
Lockheed Martin Corp.                                 38,400             2,668,800
Northrop Grumman Corp.                                 9,400             1,175,000
Raytheon Co.                                          35,900             1,462,925
Rockwell Collins, Inc.                                38,200             1,047,444
TRW, Inc.                                             35,400             2,017,092
United Technologies Corp.                             39,300             2,668,470
                                                                  ----------------
                                                                        18,857,883
                                                                  ----------------

AIR TRANSPORTATION -- 0.1%
Southwest Airlines Co.                                69,600             1,124,736
                                                                  ----------------

APPAREL, TEXTILES & SHOES -- 1.1%
Gap, Inc.                                             44,500               631,900
Jones Apparel Group, Inc.*                            54,900             2,058,750
The Limited, Inc.                                     97,900             2,085,270
Liz Claiborne, Inc.                                   68,700             2,184,660
Nike, Inc. Cl. B                                      24,100             1,292,965
Nordstrom, Inc.                                       11,600               262,740
Reebok International
  Limited*                                            87,068             2,568,506
VF Corp.                                              56,500             2,215,365
                                                                  ----------------
                                                                        13,300,156
                                                                  ----------------

AUTOMOTIVE & PARTS -- 1.0%
Cooper Tire & Rubber Co.                              79,900             1,641,945
Dana Corp.                                           131,900             2,444,107
Delphi Automotive
  Systems Corp.                                       67,700               893,640
Ford Motor Co.                                       111,609             1,785,744
General Motors Corp.                                  64,300             3,436,835
Genuine Parts Co.                                     16,100               561,407
The Goodyear Tire &
  Rubber Co.                                          11,100               207,681
Harley-Davidson, Inc.                                 18,700               958,749
Navistar International Corp.                           4,500               144,000
Paccar, Inc.                                           9,750               432,802
Visteon Corp.                                         10,800               153,360
                                                                  ----------------
                                                                        12,660,270
                                                                  ----------------

BANKING, SAVINGS & LOANS -- 8.0%
AmSouth Bancorp.                                      45,700      $      1,022,766
Bank of America Corp.                                209,600            14,747,456
Bank One Corp.                                        97,500             3,751,800
BB&T Corp.                                            38,900             1,501,540
Capital One Financial Corp.                           16,800             1,025,640
Charter One Financial, Inc.                           19,410               667,316
Citigroup, Inc.                                      449,685            17,425,294
Comerica, Inc.                                        12,800               785,920
Federal Home Loan
  Mortgage Corp.                                      58,100             3,555,720
Federal National
  Mortgage Association                                84,100             6,202,375
Fifth Third Bancorp                                   29,566             1,970,574
First Tennessee
  National Corp.                                      56,400             2,160,120
Fleet Boston Financial Corp.                          88,400             2,859,740
Golden West Financial Corp.                           31,700             2,180,326
J.P. Morgan Chase & Co.                              171,682             5,823,453
KeyCorp                                               47,800             1,304,940
Marshall and Ilsley Corp.                             30,000               927,900
Mellon Financial Corp.                                38,900             1,222,627
National City Corp.                                   86,000             2,859,500
Providian Financial Corp.                             23,500               138,180
Regions Financial Corp.                               30,800             1,082,620
SLM Corp.                                             12,700             1,230,630
SouthTrust Corp.                                      38,300             1,000,396
State Street Corp.                                    26,700             1,193,490
SunTrust Banks, Inc.                                  23,800             1,611,736
U.S. Bancorp                                         161,000             3,759,350
Union Planters Corp.                                  27,900               903,123
Wachovia Corp.                                       114,300             4,363,974
Washington Mutual, Inc.                              109,250             4,054,268
Wells Fargo & Co.                                    143,600             7,188,616
Zions Bancorp                                          4,700               244,870
                                                                  ----------------
                                                                        98,766,260
                                                                  ----------------

BEVERAGES -- 1.7%
Anheuser-Busch
  Companies, Inc.                                     76,400             3,820,000
The Coca-Cola Co.                                    112,200             6,283,200
Coca-Cola Enterprises, Inc.                           37,200               821,376
Coors (Adolph) Co. Cl. B                              38,800             2,417,240
The Pepsi Bottling
  Group, Inc.                                         31,300               964,040
PepsiCo, Inc.                                        151,110             7,283,502
                                                                  ----------------
                                                                        21,589,358
                                                                  ----------------

BROADCASTING, PUBLISHING & PRINTING -- 1.4%
American Greetings
  Corp. Cl. A                                        138,700             2,310,742
AOL Time Warner, Inc.*                               250,206      $      3,680,530
Clear Channel
  Communications, Inc.*                               32,700             1,047,054
Comcast Corp. Cl. A*                                  90,700             2,162,288
Knight Ridder, Inc.                                    7,800               491,010
The McGraw-Hill
  Companies, Inc.                                     15,700               937,290
Meredith Corp.                                         1,700                65,195
New York Times Co. Cl. A                              13,500               695,250
Tribune Co.                                           25,500             1,109,250
Viacom, Inc. Cl. B*                                   98,700             4,379,319
                                                                  ----------------
                                                                        16,877,928
                                                                  ----------------

BUILDING MATERIALS & CONSTRUCTION -- 0.1%
Louisiana-Pacific Corp.                                9,200                97,428
Masco Corp.                                           37,400             1,013,914
                                                                  ----------------
                                                                         1,111,342
                                                                  ----------------

CHEMICALS -- 0.9%
Air Products and
  Chemicals, Inc.                                     18,500               933,695
Ashland, Inc.                                         27,500             1,113,750
Dow Chemical Co.                                      48,400             1,663,992
Du Pont (E.I.) de
  Nemours and Co.                                     87,900             3,902,760
Eastman Chemical Co.                                   7,900               370,510
Engelhard Corp.                                       14,500               410,640
Great Lakes Chemical Corp.                             3,900               103,311
International Flavors &
  Fragrances, Inc.                                     8,100               263,169
PPG Industries, Inc.                                  16,000               990,400
Praxair, Inc.                                         13,400               763,398
Rohm & Haas Co.                                       25,700             1,040,593
                                                                  ----------------
                                                                        11,556,218
                                                                  ----------------

COMMERCIAL SERVICES -- 1.1%
Allied Waste
  Industries, Inc.*                                   17,300               166,080
Apollo Group, Inc. Cl. A*                             65,100             2,566,242
Block (H&R), Inc.                                     23,100             1,066,065
Cendant Corp.*                                       170,100             2,701,188
Cintas Corp.                                           8,900               439,927
Concord EFS, Inc.*                                    48,000             1,446,720
Donnelley (R.R.) &
  Sons Co.                                             8,300               228,665
Equifax, Inc.                                         10,600               286,200
Fluor Corp.                                            9,000               350,550
Moody's Corp.                                         13,100               651,725
Paychex, Inc.                                         36,200             1,132,698
Ryder System, Inc.                                    76,300             2,066,967
Waste Management, Inc.                                42,300             1,101,915
                                                                  ----------------
                                                                        14,204,942
                                                                  ----------------

    The accompanying notes are an integral part of the financial statements.

                                       28

                                                NUMBER OF              MARKET
                                                 SHARES                VALUE
                                            ----------------      ----------------
COMMUNICATIONS -- 1.2%
ADC
  Telecommunications, Inc.*                           64,200      $        147,018
Andrew Corp.*                                          6,700                96,011
Ciena Corp.*                                          28,500               119,415
Citizens
  Communications Co.*                                 24,400               203,984
Lucent Technologies, Inc.* 2                          99,500               497,170
Network Appliance, Inc.*                              41,100               511,284
Nextel Communications,
  Inc. Cl. A*                                         63,700               204,477
Qualcomm, Inc.*                                       67,200             1,847,328
SBC Communications, Inc.                             316,736             9,660,448
Scientific-Atlanta, Inc.                              56,200               924,490
Tellabs, Inc.*                                        36,300               225,060
                                                                  ----------------
                                                                        14,436,685
                                                                  ----------------

COMMUNICATIONS EQUIPMENT -- 0.3%
Motorola, Inc.                                       273,900             3,949,638
                                                                  ----------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.3%
Autodesk, Inc.                                        10,500               139,125
Computer Sciences Corp.*                              21,400             1,022,920
Parametric
   Technology Corp.*                                   8,800                30,184
Sun Microsystems, Inc.*                              172,800               865,728
Teradyne, Inc.*                                       14,400               338,400
Unisys Corp.*                                        124,600             1,121,400
                                                                  ----------------
                                                                         3,517,757
                                                                  ----------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*                             8,000               183,680
                                                                  ----------------

COMPUTERS & INFORMATION -- 1.6%
Apple Computer, Inc.*                                 38,700               685,764
Cisco Systems, Inc.*                                 663,694             9,258,531
Dell Computer Corp.*                                 227,600             5,949,464
EMC Corp.*                                           192,000             1,449,600
International Game
  Technology*                                          3,100               175,770
Jabil Circuit, Inc.*                                  17,200               363,092
Lexmark International
  Group, Inc.*                                        11,400               620,160
Solectron Corp.*                                     174,900             1,075,635
                                                                  ----------------
                                                                        19,578,016
                                                                  ----------------

COMPUTERS & OFFICE EQUIPMENT -- 1.1%
Hewlett-Packard Co.                                  259,262             3,961,523
International Business
  Machines Corp.                                      89,900             6,472,800
Pitney Bowes, Inc.                                    25,700             1,020,804
Xerox Corp.*                                         239,900             1,672,103
                                                                  ----------------
                                                                        13,127,230
                                                                  ----------------

CONTAINERS -- 0.4%
Ball Corp.                                            52,600      $      2,181,848
Bemis Co., Inc.                                        4,300               204,250
Pactiv Corp.*                                         91,000             2,165,800
Sealed Air Corp.*                                      7,100               285,917
Temple-Inland, Inc.                                    4,800               277,728
                                                                  ----------------
                                                                         5,115,543
                                                                  ----------------

COSMETICS & PERSONAL CARE -- 1.7%
Alberto-Culver Co. Cl. B                               4,800               229,440
Avon Products, Inc.                                   19,300             1,008,232
The Gillette Co.                                      91,500             3,099,105
Kimberly-Clark Corp.                                  46,100             2,858,200
The Procter & Gamble Co.                             156,752            13,997,954
                                                                  ----------------
                                                                        21,192,931
                                                                  ----------------

DATA PROCESSING & PREPARATION -- 0.6%
Automatic Data
  Processing, Inc.                                    60,400             2,630,420
Deluxe Corp.                                          19,900               773,911
First Data Corp.                                      74,000             2,752,800
Fiserv, Inc.*                                         15,900               583,689
IMS Health, Inc.                                      20,700               371,565
NCR Corp.*                                             5,000               173,000
                                                                  ----------------
                                                                         7,285,385
                                                                  ----------------

ELECTRIC UTILITIES -- 1.9%
AES Corp.*                                           252,800             1,370,176
Allegheny Energy, Inc.                                10,500               270,375
American Electric
  Power Co.                                           26,000             1,040,520
Calpine Corp.*                                        27,500               193,325
Cinergy Corp.                                         13,000               467,870
Consolidated Edison, Inc.                             17,300               722,275
Constellation Energy
  Group, Inc.                                         12,300               360,882
Dominion Resources, Inc.                              19,700             1,304,140
DTE Energy Co.                                        12,200               544,608
Duke Energy Corp.                                     41,000             1,275,100
Edison International*                                113,300             1,926,100
Entergy Corp.                                         25,000             1,061,000
Exelon Corp.                                          26,100             1,365,030
FirstEnergy Corp.                                     24,200               807,796
FPL Group, Inc.                                       14,600               875,854
Mirant Corp.*                                        106,207               775,311
NiSource, Inc.                                        17,300               377,659
PG&E Corp.*                                           98,200             1,756,798
Pinnacle West Capital Corp.                            6,100               240,950
PPL Corp.                                             12,200               403,576
Progress Energy, Inc.                                 18,200               946,582
Public Service Enterprise
  Group, Inc.                                         22,800               987,240
Reliant Energy, Inc.                                  58,200               983,580
Southern Co.                                          60,300             1,652,220
Teco Energy, Inc.                                     11,700      $        289,575
TXU Corp.                                             23,600             1,216,580
                                                                  ----------------
                                                                        23,215,122
                                                                  ----------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 3.9%
Altera Corp.*                                         34,600               470,560
American Power
  Conversion Corp.*                                   17,100               215,973
Analog Devices, Inc.*                                 30,300               899,910
Applied Micro
  Circuits Corp.*                                     23,900               113,047
Broadcom Corp. Cl. A*                                 24,000               420,960
Conexant Systems, Inc.*                               20,900                33,858
Emerson Electric Co.                                  22,100             1,182,571
General Electric Co.                                 868,700            25,235,735
Intel Corp.                                          350,700             6,407,289
Johnson Controls, Inc.                                25,600             2,089,216
Kla-Tencor Corp.*                                     22,500               989,775
Linear Technology Corp.                               26,000               817,180
LSI Logic Corp.*                                      28,900               252,875
Molex, Inc.                                           16,200               543,186
National
  Semiconductor Corp.*                                18,100               527,977
Novellus Systems, Inc.*                               12,100               411,400
Nvidia Corp.*                                         29,000               498,220
PMC-Sierra, Inc.*                                      9,300                86,211
Qlogic Corp.*                                          8,100               308,610
Rockwell
  International Corp.                                111,900             2,235,762
Skyworks Solutions, Inc.*                              7,336                40,714
Texas Instruments, Inc.                              156,200             3,701,940
Xilinx, Inc.*                                         27,200               610,096
                                                                  ----------------
                                                                        48,093,065
                                                                  ----------------

ENERGY -- 4.4%
Amerada Hess Corp.                                     6,500               536,250
Anadarko Petroleum Corp.                              21,800             1,074,740
Apache Corp.                                          11,430               656,996
BJ Services Co.*                                      10,500               355,740
ChevronTexaco Corp.                                   92,392             8,176,692
Conoco, Inc.                                          49,000             1,362,200
Devon Energy Corp.                                    41,600             2,050,048
Dynegy, Inc.                                          27,100               195,120
El Paso Corp.                                         54,695             1,127,264
Exxon Mobil Corp.                                    446,498            18,270,698
Halliburton Co.                                       50,600               806,564
Kerr-McGee Corp.                                       8,700               465,885
KeySpan Corp.                                         11,500               432,975
Kinder Morgan, Inc.                                    9,400               357,388
Marathon Oil Corp.                                    26,900               729,528
Nabors Industries Limited*                            16,000               564,800
Nicor, Inc.                                            3,900               178,425
Noble Corp.*                                          13,400               517,240
Occidental Petroleum Corp.                            31,800               953,682

    The accompanying notes are an integral part of the financial statements.

                                       29

                                                NUMBER OF              MARKET
                                                 SHARES                VALUE
                                            ----------------      ----------------
Phillips Petroleum Co.                                18,560      $      1,092,813
Rowan Companies, Inc.                                  8,000               171,600
Royal Dutch Petroleum
  Co. NY Shares                                      186,900            10,329,963
Sempra Energy                                         19,300               427,109
Sunoco, Inc.                                           6,200               220,906
Transocean Sedco
  Forex, Inc.                                         36,400             1,133,860
Unocal Corp.                                          19,600               724,024
The Williams
  Companies, Inc.                                    206,200             1,235,138
Xcel Energy, Inc.                                     19,400               325,338
                                                                  ----------------
                                                                        54,472,986
                                                                  ----------------

ENTERTAINMENT & LEISURE -- 0.6%
Brunswick Corp.                                       29,300               820,400
Carnival Corp.                                        52,400             1,450,956
The Disney (Walt) Co.                                191,200             3,613,680
Harrah's
  Entertainment, Inc.*                                48,900             2,168,715
                                                                  ----------------
                                                                         8,053,751
                                                                  ----------------

FINANCIAL SERVICES -- 2.0%
American Express Co.                                 113,400             4,118,688
Bear Stearns
  Companies, Inc.                                     34,500             2,111,400
Countrywide Credit
  Industries, Inc.                                    42,500             2,050,625
Household International, Inc.                         65,200             3,240,440
Huntington Bancshares, Inc.                           20,600               400,052
Lehman Brothers
  Holdings, Inc.                                      19,700             1,231,644
MBNA Corp.                                            70,300             2,324,821
Merrill Lynch & Co., Inc.                             71,600             2,899,800
Morgan Stanley Dean
  Witter & Co.                                        94,000             4,049,520
Plum Creek Timber
  Co., Inc.                                           15,600               478,920
PNC Financial Services
  Group, Inc.                                         23,800             1,244,264
Price (T. Rowe) Group, Inc.                            6,400               210,432
Stillwell Financial, Inc.                             18,400               334,880
                                                                  ----------------
                                                                        24,695,486
                                                                  ----------------

FOODS -- 0.9%
Archer-Daniels-Midland Co.                            75,835               969,930
ConAgra Foods, Inc.                                   45,400             1,255,310
Hershey Foods Corp.                                   11,700               731,250
Kellogg Co.                                           32,900             1,179,794
The Kroger Co.*                                       68,000             1,353,200
Safeway, Inc.*                                        40,400             1,179,276
Sara Lee Corp.                                        90,700             1,872,048
Starbucks Corp.*                                      34,600               859,810
SuperValu, Inc.                                       93,500      $      2,293,555
                                                                  ----------------
                                                                        11,694,173
                                                                  ----------------

FOREST PRODUCTS & PAPER -- 0.3%
Boise Cascade Corp.                                    4,700               162,291
Georgia-Pacific Corp.                                 16,100               395,738
International Paper Co.                               39,500             1,721,410
Weyerhaeuser Co.                                      19,300             1,232,305
                                                                  ----------------
                                                                         3,511,744
                                                                  ----------------

HEALTHCARE -- 0.8%
HCA, Inc.                                             25,400             1,206,500
Health Management
  Associates, Inc. Cl. A*                             18,200               366,730
Healthsouth Corp.*                                    75,200               961,808
Humana, Inc.*                                         14,000               218,820
Manor Care, Inc.*                                      9,000               207,000
Tenet Healthcare Corp.*                               26,800             1,917,540
UnitedHealth Group, Inc.                              34,900             3,195,095
Wellpoint Health
  Networks, Inc.*                                     22,500             1,750,725
                                                                  ----------------
                                                                         9,824,218
                                                                  ----------------

HOME CONSTRUCTION, FURNISHINGS
  & APPLIANCES -- 0.2%
Centex Corp.                                           4,000               231,160
KB Home                                                3,400               175,134
Leggett & Platt, Inc.                                 13,600               318,240
Maytag Corp.                                          15,500               661,075
Pulte Homes, Inc.                                     14,000               804,720
Whirlpool Corp.                                        4,300               281,048
                                                                  ----------------
                                                                         2,471,377
                                                                  ----------------

HOUSEHOLD PRODUCTS -- 0.8%
Black & Decker Corp.                                   5,700               274,740
The Clorox Co.                                        46,400             1,918,640
Corning, Inc.*                                       602,400             2,138,520
Fortune Brands, Inc.                                  13,100               733,600
Newell Rubbermaid, Inc.                               22,800               799,368
Sherwin-Williams Co.                                  15,100               451,943
Snap-On, Inc.                                          2,000                59,380
The Stanley Works                                      3,200               131,232
Unilever NV NY Shares                                 49,000             3,175,200
                                                                  ----------------
                                                                         9,682,623
                                                                  ----------------

INDUSTRIAL - DISTRIBUTION -- 0.1%
Grainger (W.W.), Inc.                                 24,100             1,207,410
                                                                  ----------------

INDUSTRIAL - DIVERSIFIED -- 1.0%
3M Co.                                                32,600             4,009,800
Cooper Industries
  Limited Cl. A                                       26,900             1,057,170
Danaher Corp.                                         11,800               782,930
Eaton Corp.                                           10,700               778,425
Illinois Tool Works, Inc.                             25,500             1,741,650
ITT Industries, Inc.                                  13,800      $        974,280
McDermott
  International, Inc.*                                 5,400                43,740
Textron, Inc.                                         11,200               525,280
Tyco International Limited                           174,431             2,356,563
                                                                  ----------------
                                                                        12,269,838
                                                                  ----------------

INSURANCE -- 2.8%
ACE Limited                                           21,800               688,880
Aetna, Inc.                                            9,100               436,527
AFLAC, Inc.                                           42,100             1,347,200
Allstate Corp.                                        62,100             2,296,458
Ambac Financial Group, Inc.                            8,600               577,920
American International
  Group, Inc.                                        140,315             9,573,692
Aon Corp.                                             22,500               663,300
Chubb Corp.                                           14,500             1,026,600
Cigna Corp.                                           20,400             1,987,368
Cincinnati Financial Corp.                            13,500               628,155
The Hartford Financial
  Services Group, Inc.                                21,200             1,260,764
Jefferson-Pilot Corp.                                 13,100               615,700
John Hancock Financial
  Services, Inc.                                      31,000             1,091,200
Lincoln National Corp.                                15,300               642,600
Loews Corp.                                           22,200             1,176,378
Marsh & McLennan
  Companies, Inc.                                     14,200             1,371,720
MBIA, Inc.                                            15,650               884,695
Metlife, Inc.                                         58,500             1,684,800
MGIC Investment Corp.                                 28,900             1,959,420
Progressive Corp.                                     32,500             1,880,125
Safeco Corp.                                          10,500               324,345
Torchmark Corp.                                       22,700               867,140
UnumProvident Corp.                                   30,200               768,590
XL Capital Limited Cl. A                              10,100               855,470
                                                                  ----------------
                                                                        34,609,047
                                                                  ----------------

LODGING -- 0.2%
Hilton Hotels Corp.                                   34,200               475,380
Marriott International,
  Inc. Cl. A                                          20,400               776,220
Starwood Hotels &
  Resorts Worldwide, Inc.                             21,700               713,713
                                                                  ----------------
                                                                         1,965,313
                                                                  ----------------

MACHINERY & COMPONENTS -- 0.4%
Baker Hughes, Inc.                                    22,500               749,025
Caterpillar, Inc.                                     17,400               851,730
Deere & Co.                                           40,300             1,930,370
Dover Corp.                                           16,500               577,500
Ingersoll-Rand Co. Cl. A                              17,300               789,918
Pall Corp.                                            10,500               217,875

    The accompanying notes are an integral part of the financial statements.

                                       30

                                                NUMBER OF              MARKET
                                                 SHARES                VALUE
                                            ----------------      ----------------
Parker-Hannifin Corp.                                 10,300      $        492,237
                                                                  ----------------
                                                                         5,608,655
                                                                  ----------------

MANUFACTURING -- 0.3%
American Standard
  Companies*                                           6,000               450,600
Applied Materials, Inc.*                             143,200             2,723,664
Avery-Dennison Corp.                                   8,200               514,550
Millipore Corp.                                        3,900               124,722
                                                                  ----------------
                                                                         3,813,536
                                                                  ----------------

MEDICAL SUPPLIES -- 0.9%
Agilent Technologies, Inc.*                           48,100             1,137,565
Allergan, Inc.                                        10,800               720,900
Applied Biosystems
  Group-Applera Corp.                                 17,500               341,075
Bard (C.R.), Inc.                                     19,500             1,103,310
Bausch & Lomb, Inc.                                    4,500               152,325
Baxter International, Inc.                            52,500             2,333,625
Becton, Dickinson & Co.                               29,700             1,023,165
Biomet, Inc.                                          24,600               667,152
Boston Scientific Corp.*                              32,500               952,900
Guidant Corp.*                                        25,200               761,796
St. Jude Medical, Inc.*                               11,300               834,505
Thermo Electron Corp.*                                67,800             1,118,700
Waters Corp.*                                          6,800               181,560
                                                                  ----------------
                                                                        11,328,578
                                                                  ----------------

METALS & MINING -- 0.8%
Alcan, Inc.                                           28,000             1,050,560
Alcoa, Inc.                                           73,400             2,433,210
Barrick Gold Corp.                                    40,471               768,544
Crane Co.                                              4,700               119,286
Freeport-McMoran Copper
  & Gold, Inc. Cl. B*                                  5,900               105,315
Inco Limited*                                         16,700               378,088
Newmont Mining Corp.                                  32,700               860,991
Nucor Corp.                                            5,900               383,736
Phelps Dodge Corp.                                    27,800             1,145,360
Placer Dome, Inc.                                     29,800               334,058
United States Steel Corp.                              8,400               167,076
Worthington Industries, Inc.                         116,600             2,110,460
                                                                  ----------------
                                                                         9,856,684
                                                                  ----------------

PHARMACEUTICALS -- 6.4%
Abbott Laboratories                                  133,600             5,030,040
AmerisourceBergen Corp.                               10,000               760,000
Amgen, Inc.*                                          90,800             3,802,704
Biogen, Inc.*                                         13,700               567,591
Bristol-Myers Squibb Co.                             168,600             4,333,020
Chiron Corp.*                                         15,400               544,390
Forest Laboratories,
  Inc. Cl. A*                                         14,900             1,054,920
Genzyme Corp.*                                        17,100               329,004
Immunex Corp.*                                        48,200             1,076,788
Johnson & Johnson                                    264,520      $     13,823,815
King
  Pharmaceuticals, Inc.*                             114,400             2,545,400
McKesson, Inc.                                        24,300               794,610
Medimmune, Inc.*                                      12,400               327,360
Merck & Co., Inc.                                    198,000            10,026,720
Pfizer, Inc.                                         545,800            19,103,000
Pharmacia Corp.                                      111,988             4,193,951
Schering-Plough Corp.                                126,800             3,119,280
Sigma-Aldrich Corp.                                    6,400               320,960
Watson
  Pharmaceutical, Inc.*                               44,900             1,134,623
Wyeth                                                116,100             5,944,320
                                                                  ----------------
                                                                        78,832,496
                                                                  ----------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                     26,200               764,254
                                                                  ----------------

PREPACKAGED SOFTWARE -- 2.5%
Adobe Systems, Inc.                                   23,300               664,050
BMC Software, Inc.*                                   23,500               390,100
Computer Associates
  International, Inc.                                 56,600               899,374
Compuware Corp.*                                     172,100             1,044,647
Intuit, Inc.*                                         17,200               855,184
Microsoft Corp.*                                     377,731            20,661,886
Novell, Inc.*                                         29,200                93,732
Oracle Corp.*                                        499,260             4,727,992
Peoplesoft, Inc.*                                     24,900               370,512
Rational Software Corp.*                              15,700               128,897
Siebel Systems, Inc.*                                 47,800               679,716
Veritas Software Corp.*                               40,689               805,235
                                                                  ----------------
                                                                        31,321,325
                                                                  ----------------

REAL ESTATE -- 0.2%
Equity Office
  Properties Trust                                    66,200             1,992,620
Equity Residential
  Properties Trust                                    21,100               606,625
                                                                  ----------------
                                                                         2,599,245
                                                                  ----------------

RESTAURANTS -- 0.4%
Darden Restaurants, Inc.                              15,450               381,615
McDonald's Corp.                                     113,400             3,226,230
Wendy's International, Inc.                           10,300               410,249
Yum! Brands, Inc.*                                    40,200             1,175,850
                                                                  ----------------
                                                                         5,193,944
                                                                  ----------------

RETAIL -- 4.5%
AutoZone, Inc.*                                       25,300             1,955,690
Bed Bath & Beyond, Inc.*                              23,400               883,116
Best Buy Co., Inc.*                                   28,050             1,018,215
Big Lots, Inc.                                       128,200             2,522,976
Circuit City Stores-Circuit
  City Group                                         117,900             2,210,625
Costco Wholesale Corp.*                               35,400      $      1,367,148
CVS Corp.                                             32,500               994,500
Dillards, Inc. Cl. A                                  87,300             2,295,117
Dollar General Corp.                                  28,600               544,258
Family Dollar Stores, Inc.                            14,700               518,175
Federated Department
  Stores, Inc.*                                       51,200             2,032,640
The Home Depot, Inc.                                 203,700             7,481,901
Lowe's Companies, Inc.                                66,200             3,005,480
The May Department
  Stores Co.                                          26,100               859,473
Office Depot, Inc.*                                   60,400             1,014,720
Penney (J.C.) Co., Inc.                               40,400               889,608
RadioShack Corp.                                      73,300             2,203,398
Sears, Roebuck and Co.                                45,700             2,481,510
Staples, Inc.*                                        99,500             1,960,150
Target Corp.                                          75,100             2,861,310
Tiffany & Co.                                          7,500               264,000
TJX Companies, Inc.                                   43,800               858,918
Toys R Us, Inc.*                                      17,400               303,978
Wal-Mart Stores, Inc.                                281,760            15,499,618
                                                                  ----------------
                                                                        56,026,524
                                                                  ----------------

RETAIL - GROCERY -- 0.1%
Albertson's, Inc.                                     33,400             1,017,364
Winn-Dixie Stores, Inc.                               11,100               173,049
                                                                  ----------------
                                                                         1,190,413
                                                                  ----------------

TELEPHONE UTILITIES -- 1.5%
Alltel Corp.                                          26,000             1,222,000
AT&T Corp.                                           216,100             2,312,270
AT&T Wireless
  Services, Inc.*                                    232,000             1,357,200
BellSouth Corp.                                      177,700             5,597,550
CenturyTel, Inc.                                      11,500               339,250
Sprint Corp. (FON Group)                             104,000             1,103,440
Sprint Corp. (PCS Group)*                            104,700               468,009
Verizon
  Communications, Inc.                               155,068             6,225,980
                                                                  ----------------
                                                                        18,625,699
                                                                  ----------------

TOBACCO -- 0.4%
Philip Morris
  Companies, Inc.                                    112,200             4,900,896
UST, Inc.                                             13,600               462,400
                                                                  ----------------
                                                                         5,363,296
                                                                  ----------------

TOYS, GAMES -- 0.0%
Hasbro, Inc.                                          12,100               164,076
Mattel, Inc.                                          24,000               505,920
                                                                  ----------------
                                                                           669,996
                                                                  ----------------

TRANSPORTATION -- 0.6%
Burlington Northern
  Santa Fe Corp.                                      36,600             1,098,000

    The accompanying notes are an integral part of the financial statements.

                                       31

                                                NUMBER OF              MARKET
                                                 SHARES                VALUE
                                            ----------------      ----------------
CSX Corp.                                             23,300      $        816,665
FedEx Corp.                                           39,400             2,103,960
Norfolk Southern Corp.                                31,400               734,132
Union Pacific Corp.                                   33,400             2,113,552
                                                                  ----------------
                                                                         6,866,309
                                                                  ----------------

TRAVEL -- 0.1%
Sabre Holdings Corp.*                                 25,700               920,060
                                                                  ----------------

TOTAL EQUITIES
(COST $762,794,381)                                                    784,773,957
                                                                  ================

RIGHTS -- 0.0%

COMPUTERS & INFORMATION
Seagate Technologies, Inc.                            21,700                     -
                                                                  ----------------

TOTAL RIGHTS
(COST $0)                                                                        -
                                                                  ================

                                                PRINCIPAL
                                                 AMOUNT
                                            ----------------
BONDS & NOTES -- 31.4%

ASSET BACKED SECURITIES -- 0.9%
America West Airlines,
Inc.
  Series 1996-1, Class A
  6.850% 07/02/2009                         $      3,813,231             3,453,338
Conseco Finance
  Securitizations Corp.
  Series 2001-1, Class A4
  6.210% 07/01/2032                                1,900,000             1,983,788
Metlife Capital Equipment
  Loan Trust Series
  1997-A, Class A
  6.850% 05/20/2008                                1,055,992             1,092,163
Option One Mortgage
  Securities Corp. Trust
  Series 2002-2A,
  Class CFTS+
  8.830% 06/26/2032                                  629,310               629,114
Railcar Trust Series
  1992-1, Class A
  7.750% 06/01/2004                                  500,556               524,867
Textron Financial Corp.
  Series 1998-A, Class A2+
  5.890% 01/15/2005                                  517,997               517,997
Travelers Funding Limited
  Series 1A, Class A1+
  6.300% 02/18/2014                                3,396,046             3,216,565
                                                                  ----------------

TOTAL ASSET BACKED SECURITIES
(COST $11,804,817)                                                      11,417,832
                                                                  ================

                                                PRINCIPAL              MARKET
                                                 AMOUNT                 VALUE
                                            ----------------      -----------------
CORPORATE DEBT -- 17.0%
Amerada Hess Corp.
  7.125% 03/15/2033                         $      1,400,000      $      1,398,012
American Airlines Pass-
  Through Trusts Series
  1994-A, Class A4
  9.780% 11/26/2011                                3,631,262             3,265,775
AOL Time Warner, Inc.
  5.625% 05/01/2005                                2,040,000             1,979,820
AOL Time Warner, Inc.
  6.875% 05/01/2012                                1,300,000             1,195,194
ARAMARK Services, Inc.
  8.150% 05/01/2005                                  750,000               785,738
Arrow Electronics, Inc.
  8.700% 10/01/2005                                2,000,000             2,069,490
AT&T Corp.+
  8.000% 11/15/2031                                1,900,000             1,381,490
AT&T Wireless
  Services, Inc.
  7.500% 05/01/2007                                  575,000               494,747
AT&T-Liberty Media Group
  8.250% 02/01/2030                                5,695,000             5,305,109
Avnet, Inc.
  8.000% 11/15/2006                                  600,000               610,266
Avnet, Inc.
  8.200% 10/17/2003                                2,400,000             2,476,872
Barrick Gold Corp.
  7.500% 05/01/2007                                4,250,000             4,605,852
BHP Finance (USA)
  Limited
  6.420% 03/01/2026                                4,500,000             4,609,485
Bombardier Capital, Inc.+
  5.625% 05/30/2013                                1,100,000             1,126,488
Boston Scientific Corp.
  6.625% 03/15/2005                                2,550,000             2,668,218
Brascan Corp.
  8.125% 12/15/2008                                  990,000             1,008,050
Champion
  International Corp.
  6.400% 02/15/2026                                3,500,000             3,653,195
Cinergy Corp.
  6.250% 09/01/2004                                2,000,000             2,030,480
The CIT Group, Inc.
  6.150% 12/15/2002                                  500,000               501,810
The CIT Group, Inc.
  7.375% 04/02/2007                                  900,000               905,895
The CIT Group, Inc.
  7.500% 11/14/2003                                  845,000               841,223
The CIT Group, Inc.
  7.625% 08/16/2005                                  550,000               539,594
Colonial Pipeline Co.+
  7.630% 04/15/2032                                  750,000               793,733
The Columbia Gas
  System, Inc.
  6.610% 11/28/2002                         $      3,000,000      $      3,001,620
Comcast Cable
  Communications, Inc.
  8.375% 05/01/2007                                2,500,000             2,523,400
ConAgra Foods, Inc.
  7.000% 10/01/2028                                1,800,000             1,826,748
Conoco, Inc.
  6.950% 04/15/2029                                1,500,000             1,533,900
Continental Airlines, Inc.
  Series 1996-2B
  8.560% 07/02/2014                                1,365,034             1,373,266
Continental Airlines, Inc.
  Series 1996-B
  7.820% 10/15/2013                                1,530,301             1,513,820
Cox Communications, Inc.
  7.750% 11/01/2010                                3,000,000             2,864,520
CSX Corp.
  7.250% 05/01/2027                                3,000,000             3,221,880
DaimlerChrysler NA Holding Corp.
  7.300% 01/15/2012                                2,000,000             2,111,520
Dominion Resources, Inc.
  7.820% 09/15/2004                                2,130,000             2,276,246
Donnelley (R.R.) &
  Sons Co.
  6.625% 04/15/2029                                3,000,000             2,801,040
Dover Corp.
  6.250% 06/01/2008                                2,000,000             2,084,740
Duke Capital Corp.
  6.750% 02/15/2032                                1,300,000             1,235,952
Duke Capital Corp.
  7.500% 10/01/2009                                1,050,000             1,137,203
Duke Energy Field
  Services Corp.
  7.875% 08/16/2010                                1,800,000             1,893,348
Emerald Investment
  Grade CBO Limited+
  2.585% 05/24/2011                                3,000,000             2,966,250
ERAC USA Finance Co.+
  6.750% 05/15/2007                                3,000,000             3,118,350
Exxon Mobil Corp.
  8.625% 08/15/2021                                2,000,000             2,477,600
FirstEnergy Corp.
  5.500% 11/15/2006                                  550,000               533,808
Ford Motor Corp.
  7.450% 07/16/2031                                  900,000               836,343
Ford Motor Credit Co.
  7.375% 10/28/2009                                3,000,000             3,045,330
General American
  Transportation Corp.
  6.750% 03/01/2006                                3,000,000             2,884,200

    The accompanying notes are an integral part of the financial statements.

                                       32

                                                PRINCIPAL             MARKET
                                                 AMOUNT                VALUE
                                            ----------------      ----------------
General Mills, Inc.
  8.900% 06/15/2006                         $      2,250,000      $      2,554,290
General Motors
  Acceptance Corp.
  6.125% 09/15/2006                                2,000,000             2,034,960
General Motors Corp.
  7.200% 01/15/2011                                2,000,000             2,050,000
Goodrich (B.F.) Co.
  7.500% 04/15/2008                                1,800,000             1,898,460
The Goodyear Tire &
  Rubber Co.
  8.500% 03/15/2007                                3,350,000             3,335,277
Hershey Foods Corp.
  7.200% 08/15/2027                                2,000,000             2,189,120
Houghton Mifflin Co.
  7.000% 03/01/2006                                1,200,000             1,245,480
Household Finance Corp.
  6.375% 10/15/2011                                1,125,000             1,073,453
Household Finance Corp.
  6.500% 11/15/2008                                2,500,000             2,490,000
ICI Wilmington, Inc.
  7.050% 09/15/2007                                2,500,000             2,587,200
Interpool, Inc.
  7.350% 08/01/2007                                2,000,000             1,937,232
Interpublic Group of
  Companies, Inc.
  7.875% 10/15/2005                                2,600,000             2,730,598
KeySpan Gas East Corp.
  Series MTNA
  6.900% 01/15/2008                                2,500,000             2,693,525
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                2,500,000             2,693,857
Koninklijke KPN NV
  8.000% 10/01/2010                                2,100,000             2,108,994
Kraft Foods, Inc.
  6.500% 11/01/2031                                  500,000               491,265
The Kroger Co.
  7.000% 05/01/2018                                2,000,000             1,989,340
Leucadia National Corp.
  7.750% 08/15/2013                                3,000,000             3,106,980
Lockheed Martin Corp.
  8.500% 12/01/2029                                1,425,000             1,702,818
Marsh & McLennan
  Companies, Inc.
  7.125% 06/15/2009                                2,000,000             2,197,234
Meritor Automotive, Inc.
  6.800% 02/15/2009                                4,000,000             3,804,880
Midway Airlines Corp.
  Pass-Through Certificates,
  Class B
  8.140% 01/02/2013                                2,352,875             1,882,300
Millipore Corp.
  7.500% 04/01/2007                                4,250,000             4,306,525
Mohawk Industries, Inc.
  7.200% 04/15/2012                         $        750,000      $        796,354
National Rural Utilities
  Cooperative Finance Corp.
  8.000% 03/01/2032                                1,950,000             2,113,157
News America
  Holdings, Inc.
  9.250% 02/01/2013                                4,000,000             4,464,520
Norfolk Southern Corp.
  7.050% 05/01/2037                                1,000,000             1,051,070
North Finance (Bermuda)
  Limited+
  7.000% 09/15/2005                                4,000,000             4,217,520
Progress Energy, Inc.
  6.550% 03/01/2004                                1,490,000             1,550,688
ProLogis Trust
  7.000% 10/01/2003                                  400,000               412,912
Qwest Capital
  Funding, Inc.
  7.750% 02/15/2031                                2,300,000             1,150,000
Qwest Capital
  Funding, Inc.+
  8.875% 03/15/2012                                  850,000               766,360
Raytheon Co.
  6.750% 08/15/2007                                2,700,000             2,860,974
Ryder System, Inc.
  6.600% 11/15/2005                                3,500,000             3,485,895
Scholastic Corp.
  7.000% 12/15/2003                                3,000,000             3,117,510
The Schwab
  (Charles) Corp.
  6.250% 01/23/2003                                2,500,000             2,541,000
The Scripps (E.W.) Co.
  6.625% 10/15/2007                                2,575,000             2,673,391
Sears, Roebuck
  Acceptance Corp.
  6.500% 12/01/2028                                  600,000               537,396
Simon Property Group LP
  6.625% 06/15/2003                                  350,000               359,699
Southern Natural Gas Co.
  7.350% 02/15/2031                                1,500,000             1,362,180
Sprint Capital Corp.
  6.125% 11/15/2008                                2,000,000             1,604,640
Sprint Capital Corp.
  6.900% 05/01/2019                                2,000,000             1,378,840
Sprint Capital Corp.+
  8.375% 03/15/2012                                  900,000               737,910
SuperValu, Inc.
  7.875% 08/01/2009                                3,000,000             3,169,260
Textron Financial Corp.
  Series MTNE
  5.950% 03/15/2004                                1,710,000             1,760,291
Thomas & Betts Corp.
  8.250% 01/15/2004                                1,000,000               980,000
Times Mirror Co.
  7.450% 10/15/2009                         $      3,600,000      $      3,850,925
Toro Co.
  7.800% 06/15/2027                                1,300,000             1,255,709
TRW, Inc.
  8.750% 05/15/2006                                5,500,000             6,106,248
Tyco International
  Group SA
  6.375% 02/15/2006                                2,500,000             2,024,125
Tyco International
  Group SA
  6.375% 10/15/2011                                1,350,000             1,032,750
US Airways Inc. Class B
  7.500% 04/15/2008                                  869,681               722,105
Verizon Global
  Funding Corp.
  7.750% 12/01/2030                                1,400,000             1,333,052
Vulcan Materials Co.
  6.000% 04/01/2009                                3,500,000             3,512,689
WorldCom, Inc.
  6.500% 05/15/2004                                1,810,000               298,650
WorldCom, Inc.
  8.250% 05/15/2031                                  610,000                96,075
WPP Finance (USA) Corp.
  6.625% 07/15/2005                                2,550,000             2,706,292
                                                                  ----------------

TOTAL CORPORATE DEBT
(COST $212,310,755)                                                    210,641,595
                                                                  ----------------

NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 2.3%

COLLATERALIZED MORTGAGE OBLIGATIONS
Asset Securitization Corp.
  Series 1995-MD4,
  Class A1
  7.100% 08/13/2029                                4,257,891             4,566,069
CS First Boston Mortgage
  Securities Corp. Series
  1998-C2, Class A1
  5.960% 11/11/2030                                2,324,697             2,428,424
CS First Boston Mortgage
  Securities Corp. Series
  2002-H1N, Class A+
  8.000% 08/27/2032                                1,181,436             1,148,946
Merrill Lynch Mortgage
  Investors, Inc. Series
  1998-C1, Class A1
  6.310% 11/15/2026                                2,712,982             2,828,002
Norwest Asset Securities
  Corp. Series 1997-19,
  Class A8
  7.250% 12/25/2027                                1,732,440             1,788,744

    The accompanying notes are an integral part of the financial statements.

                                       33

                                                PRINCIPAL             MARKET
                                                 AMOUNT               VALUE
                                            ----------------      ----------------
Residential Funding
  Mortgage Securities I
  Series 1997-S7, Class A5
  7.500% 05/25/2027                         $      1,204,069      $      1,234,917
Residential Funding
  Mortgage Securities I
  Series 1998-S9, Class 1A1
  6.500% 04/25/2013                                  991,547             1,027,173
Salomon Brothers
  Mortgage Securities
  Series 1997-TZH,
  Class B+
  7.491% 03/25/2022                                3,000,000             3,230,172
Salomon Brothers
  Mortgage Securities
  Series 2001-MMA,
  Class A1+
  5.323% 02/18/2034                                2,697,335             2,783,196
Starwood Commercial
  Mortgage Trust Series
  1999-C1A, Class B+
  6.920% 02/03/2014                                3,000,000             3,176,160
Structured Asset
  Securities Corp.
  Series 1998-ALS2,
  Class 1A
  6.750% 03/25/2029                                2,636,848             2,729,138
Vendee Mortgage
  Trust Series 1992-1,
  Class 2Z
  7.750% 05/15/2022                                1,515,633             1,619,348
                                                                  ----------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $27,815,899)                                                      28,560,289
                                                                  ================

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.7%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 2.0%

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
FHLMC Series 1322,
  Class G
  7.500% 02/15/2007                                   84,957                85,276
FHLMC Series 1460,
  Class H
  7.000% 05/15/2007                                1,099,180             1,128,033
FHLMC Series W067,
  Class A
  6.420% 12/01/2005                                  841,590               892,513
                                                                  ----------------
                                                                         2,105,822
                                                                  ----------------

PASS-THROUGH SECURITIES -- 1.8%
FHLMC
  6.000% 09/01/2016-
          10/01/2016                        $      9,167,050      $      9,361,850
FHLMC
  6.500% 08/01/2016-
          09/01/2016                               2,805,730             2,908,308
FHLMC
  7.500% 02/01/2030-
          03/01/2031                               8,031,117             8,436,956
FHLMC
  8.000% 08/01/2026-
          03/01/2028                               1,564,657             1,665,874
FHLMC
  9.000% 03/01/2017                                  102,121               111,440
                                                                  ----------------
                                                                        22,484,428
                                                                  ----------------

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION (FHLMC)                                                     24,590,250
                                                                  ================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 4.6%

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
FNMA Series 1993-186,
  Class G
  6.250% 03/25/2008                                1,177,448             1,199,890
                                                                  ----------------

PASS-THROUGH SECURITIES -- 4.5%
FNMA
  5.500% 03/01/2032                                1,982,660             1,921,931
FNMA
  6.000% 05/01/2016-
          03/01/2032                              20,605,019            20,640,322
FNMA
  6.500% 10/01/2031-
          12/01/2031                               4,938,465             5,034,122
FNMA
  7.000% 01/01/2031-
          05/01/2031                              12,962,412            13,424,134
FNMA
  7.500% 09/01/2029-
          05/01/2030                               5,486,523             5,758,142
FNMA
  8.000% 05/01/2013-
          09/01/2031                               8,351,443             8,868,354
                                                                  ----------------
                                                                        55,647,005
                                                                  ----------------

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION (FNMA)                                                      56,846,895
                                                                  ================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 2.1%
PASS-THROUGH SECURITIES
GNMA
  6.000% 02/15/2032                         $        496,251      $        495,630
GNMA
  6.500% 10/15/2028-
          03/15/2029                              14,596,224            14,935,022
GNMA
  7.000% 04/15/2023-
          11/15/2023                               1,895,060             1,978,555
GNMA
  7.250% 06/20/2021-
          05/20/2022                               4,350,771             4,542,204
GNMA
  7.500% 09/15/2016-
          10/15/2017                               1,560,632             1,660,667
GNMA
  8.000% 01/15/2004-
          05/15/2008                               1,693,136             1,822,758
GNMA
  9.000% 08/15/2008-
          09/15/2009                                 489,329               535,605
                                                                  ----------------
                                                                        25,970,441
                                                                  ----------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $104,329,974)                                                    107,407,586
                                                                  ================

U.S. TREASURY OBLIGATIONS -- 2.5%
U.S. TREASURY BONDS
U.S. Treasury Bond
  6.125% 08/15/2029                                   50,000                53,103
U.S. Treasury Bond
  8.750% 05/15/2017                               23,330,000            31,128,286
                                                                  ----------------

TOTAL U.S. TREASURY OBLIGATIONS
(COST $27,707,112)                                                      31,181,389
                                                                  ================

TOTAL BONDS & NOTES
(COST $383,968,557)                                                    389,208,691
                                                                  ================

SHORT-TERM INVESTMENTS -- 9.0%

CASH EQUIVALENTS -- 4.1%**
American Honda Motor
  Co., Inc. Bank Note
  1.820% 04/08/2003                                  804,683               804,683
Barclays PLC
  Eurodollar
  Time Deposit
  1.800% 09/05/2002                                1,113,877             1,113,877

    The accompanying notes are an integral part of the financial statements.

                                       34

                                                PRINCIPAL             MARKET
                                                 AMOUNT               VALUE
                                            ----------------      ----------------
Bayerische Hypo-und
  Vereinsbank
  Eurodollar
  Time Deposit
  1.800% 08/08/2002                         $      5,269,386      $      5,269,386
Bayerische Hypo-und
  Vereinsbank
  Eurodollar
  Time Deposit
  1.800% 09/19/2002                                1,392,346             1,392,346
Bayerische Hypo-und
  Vereinsbank
  Eurodollar
  Time Deposit
  1.930% 07/03/2002                                  884,692               884,692
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                                3,418,669             3,418,669
Fleet National Bank Note
  2.000% 07/03/2002                                  215,135               215,135
Goldman Sachs Bank Note
  2.120% 08/05/2002                                  784,692               784,692
Merrill Lynch Bank Note
  1.910% 11/26/2002                                1,113,877             1,113,877
Merrill Lynch Bank Note
  1.920% 04/16/2003                                  556,938               556,938
Merrimac Money
  Market Fund                                     29,095,618            29,095,618
Morgan Stanley Dean
  Witter & Co.
  2.080% 11/08/2002                                  835,408               835,408
National City Bank Note
  1.820% 01/23/2003                                1,392,346             1,392,346
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                                2,784,692             2,784,692
US Bank Note
  1.800% 11/06/2002                                1,392,346             1,392,346
                                                                  ----------------
                                                                        51,054,705
                                                                  ----------------

COMMERCIAL PAPER -- 4.9%
AOL Time Warner, Inc.
  2.090% 07/10/2002                                5,635,000             5,631,401
Conoco, Inc.
  1.950% 07/11/2002                                4,300,000             4,297,205
Eaton Corp.
  1.880% 07/02/2002                               11,125,000            11,123,257
Federal Signal Corp.
  1.930% 07/15/2002                                7,360,000             7,353,687
Pearson Holdings, Inc.
  2.040% 07/03/2002                                9,700,000             9,697,801
Reed Elsevier, Inc.
  1.970% 07/08/2002                                8,200,000             8,195,962
Textron Financial Corp.
  2.100% 07/01/2002                         $      3,685,000      $      3,684,570
Viacom, Inc.
  1.900% 07/09/2002                               10,295,000            10,289,567
                                                                  ----------------
                                                                        60,273,450
                                                                  ----------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                    111,328,155
                                                                  ================
TOTAL INVESTMENTS -- 103.7%
(COST $1,258,091,093)***                                             1,285,310,803

OTHER ASSETS/ (LIABILITIES) -- (3.7%)                                  (46,332,508)
                                                                  ================

NET ASSETS -- 100.0%                                              $  1,238,978,295
                                                                  ================

NOTES TO PORTFOLIO OF INVESTMENTS
*   Non-income producing security.
**  Represents investments of security lending collateral. (NOTE 2).
*** Aggregate cost for Federal tax purposes. (NOTE 7).
+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                NUMBER OF              MARKET
                                                 SHARES                VALUE
                                            ----------------      ----------------
EQUITIES -- 98.7%

ADVERTISING -- 0.0%
Interpublic Group of
  Companies, Inc.                                      4,800      $        118,848
Omnicom Group, Inc.                                    3,500               160,300
                                                                  ----------------
                                                                           279,148
                                                                  ----------------

AEROSPACE & DEFENSE -- 5.4%
Boeing Co.                                           555,000            24,975,000
General Dynamics Corp.                                 3,400               361,590
Goodrich Corp.                                         1,700                46,444
Honeywell International, Inc.                         16,200               570,726
Lockheed Martin Corp.                                  6,700               465,650
Northrop Grumman Corp.                                 1,700               212,500
Raytheon Co.                                           6,600               268,950
Rockwell Collins, Inc.                             1,810,300            49,638,426
TRW, Inc.                                              5,700               324,786
United Technologies Corp.                              6,800               461,720
                                                                  ----------------
                                                                        77,325,792
                                                                  ----------------

AIR TRANSPORTATION -- 0.0%
Southwest Airlines Co.                                11,600               187,456
                                                                  ----------------

APPAREL, TEXTILES & SHOES -- 0.2%
Gap, Inc.                                              7,600               107,920
Jones Apparel Group, Inc.*                             9,400               352,500
The Limited, Inc.                                     16,800               357,840
Liz Claiborne, Inc.                                   12,700               403,860
Nike, Inc. Cl. B                                       5,000               268,250
Nordstrom, Inc.                                        2,000                45,300
Reebok International
  Limited*                                            14,500               427,750
VF Corp.                                              30,400             1,191,984
                                                                  ----------------
                                                                         3,155,404
                                                                  ----------------

AUTOMOTIVE & PARTS -- 0.7%
Autonation, Inc.*                                     72,800             1,055,600
Cooper Tire & Rubber Co.                              12,800               263,040
Dana Corp.                                            71,900             1,332,307
Delphi Automotive
  Systems Corp.                                       60,100               793,320
Ford Motor Co.                                        21,300               340,800
General Motors Corp.                                  40,000             2,138,000
Genuine Parts Co.                                     29,700             1,035,639
The Goodyear Tire
  & Rubber Co.                                        37,200               696,012
Harley-Davidson, Inc.                                  3,800               194,826
Lear Corp.*                                           20,400               943,500
Magna International,
  Inc. Cl. A                                          11,400               784,890
Navistar International Corp.                             800      $         25,600
Paccar, Inc.                                           1,700                75,463
                                                                  ----------------
                                                                         9,678,997
                                                                  ----------------

BANKING, SAVINGS & LOANS -- 12.5%
AmSouth Bancorp.                                      54,300             1,215,234
Bank of America Corp.                                536,300            37,734,068
Bank One Corp.                                        73,100             2,812,888
BB&T Corp.                                             6,600               254,760
Capital One Financial Corp.                            3,000               183,150
Charter One Financial, Inc.                            3,300               113,454
Citigroup, Inc.                                    1,330,300            51,549,125
Comerica, Inc.                                        21,200             1,301,680
Federal Home Loan
  Mortgage Corp.                                      26,700             1,634,040
Federal National
  Mortgage Association                                37,100             2,736,125
Fifth Third Bancorp                                  340,900            22,720,985
First Tennessee
  National Corp.                                       9,700               371,510
Fleet Boston Financial Corp.                          68,500             2,215,975
Golden West Financial Corp.                           20,600             1,416,868
J.P. Morgan Chase & Co.                               63,000             2,136,960
KeyCorp                                               51,800             1,414,140
Marshall and Ilsley Corp.                              5,200               160,836
Mellon Financial Corp.                                 6,800               213,724
National City Corp.                                   60,200             2,001,650
Regions Financial Corp.                               35,300             1,240,795
SLM Corp.                                              2,300               222,870
SouthTrust Corp.                                       5,000               130,600
State Street Corp.                                     4,800               214,560
SunTrust Banks, Inc.                                  23,800             1,611,736
Synovus Financial Corp.                              682,000            18,768,640
U.S. Bancorp                                         123,300             2,879,055
Union Planters Corp.                                  35,550             1,150,754
UnionBanCal Corp.                                     21,500             1,007,275
Wachovia Corp.                                        84,600             3,230,028
Washington Mutual, Inc.                              378,500            14,046,135
Wells Fargo & Co.                                     58,400             2,923,504
Zions Bancorp                                            800                41,680
                                                                  ----------------
                                                                       179,654,804
                                                                  ----------------

BEVERAGES -- 2.9%
Anheuser-Busch
  Companies, Inc.                                    768,500            38,425,000
The Coca-Cola Co.                                     19,300             1,080,800
Coca-Cola Enterprises, Inc.                            6,500               143,520
Coors (Adolph) Co. Cl. B6,                               600               411,180
The Pepsi Bottling Group, Inc.                         5,800               178,640
PepsiCo, Inc.                                         25,800             1,243,560
                                                                  ----------------
                                                                        41,482,700
                                                                  ----------------
BROADCASTING, PUBLISHING & PRINTING -- 2.4%
American Greetings
  Corp. Cl. A                                         23,900      $        398,174
AOL Time Warner, Inc.*                                43,200               635,472
Clear Channel
  Communications, Inc.*                                5,600               179,312
Comcast Corp. Cl. A*                                  46,900             1,118,096
Knight Ridder, Inc.                                      800                50,360
Liberty Media Corp.
  Cl. A*                                           2,950,500            29,505,000
The McGraw-Hill
  Companies, Inc.                                      2,400               143,280
Meredith Corp.                                           800                30,680
New York Times Co. Cl. A                              22,800             1,174,200
Tribune Co.                                            5,000               217,500
Viacom, Inc. Cl. B*                                   27,800             1,233,486
                                                                  ----------------
                                                                        34,685,560
                                                                  ----------------

BUILDING MATERIALS & CONSTRUCTION -- 0.0%
Louisiana-Pacific Corp.                                1,600                16,944
Masco Corp.                                            6,000               162,660
                                                                  ----------------
                                                                           179,604
                                                                  ----------------

CHEMICALS -- 5.3%
Air Products and
  Chemicals, Inc.                                      3,400               171,598
Ashland, Inc.                                         23,600               955,800
Dow Chemical Co.                                   1,269,000            43,628,220
Du Pont (E.I.) de
  Nemours and Co.                                     62,000             2,752,800
Eastman Chemical Co.                                  21,000               984,900
Engelhard Corp.                                        1,900                53,808
Great Lakes Chemical Corp.                               800                21,192
International Flavors
  & Fragrances, Inc.                                     800                25,992
The Lubrizol Corp.                                    17,200               576,200
PPG Industries, Inc.                                 399,700            24,741,430
Praxair, Inc.                                         20,200             1,150,794
Rohm & Haas Co.                                        4,400               178,156
                                                                  ----------------
                                                                        75,240,890
                                                                  ----------------

COMMERCIAL SERVICES -- 3.1%
Allied Waste Industries, Inc.*                         3,400                32,640
Apollo Group, Inc. Cl. A*                             11,200               441,504
Block (H&R), Inc.                                      4,000               184,600
Cendant Corp.*                                        26,600               422,408
Cintas Corp.                                           1,500                74,145
Concord EFS, Inc.*                                     7,400               223,036
Donnelley (R.R.) & Sons Co.                           31,000               854,050
Equifax, Inc.                                          1,900                51,300
Fluor Corp.                                            1,600                62,320
Moody's Corp.                                          2,000                99,500

    The accompanying notes are an integral part of the financial statements.

                                       36

                                                NUMBER OF              MARKET
                                                 SHARES                VALUE
                                            ----------------      ----------------
Paychex, Inc.                                          5,500      $        172,095
Ryder System, Inc.                                    14,000               379,260
Waste Management, Inc.                             1,590,300            41,427,315
                                                                  ----------------
                                                                        44,424,173
                                                                  ----------------

COMMUNICATIONS -- 0.5%
ADC
  Telecommunications,
  Inc.*                                              161,700               370,293
Andrew Corp.*                                          1,200                17,196
Lucent Technologies, Inc.*                            51,600                85,656
Network Appliance, Inc.*                               4,500                55,980
Nextel Communications,
  Inc. Cl. A*                                         11,600                37,236
Nortel Networks Corp.*                               461,700               669,465
Qualcomm, Inc.*                                       11,500               316,135
SBC Communications, Inc.                             151,900             4,632,950
Scientific-Atlanta, Inc.                               9,700               159,565
Tellabs, Inc.*                                        91,200               565,440
                                                                  ----------------
                                                                         6,909,916
                                                                  ----------------

COMMUNICATIONS EQUIPMENT -- 0.9%
Motorola, Inc.                                       888,400            12,810,728
                                                                  ----------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.4%
Autodesk, Inc.                                         1,900                25,175
Computer Sciences Corp.*                               3,600               172,080
Parametric
  Technology Corp.*                                    3,800                13,034
Sun Microsystems, Inc.*                            1,048,100             5,250,981
Teradyne, Inc.*                                        2,600                61,100
Unisys Corp.*                                         21,400               192,600
                                                                  ----------------
                                                                         5,714,970
                                                                  ----------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*                             1,200                27,552
                                                                  ----------------

COMPUTERS & INFORMATION -- 0.8%
Apple Computer, Inc.*                                  6,400               113,408
Cisco Systems, Inc.*                                 114,300             1,594,485
Dell Computer Corp.*                                  39,200             1,024,688
EMC Corp.*                                           864,700             6,528,485
International Game
  Technology*                                          1,000                56,700
Jabil Circuit, Inc.*                                   2,900                61,219
Lexmark International
  Group, Inc.*                                         1,900               103,360
Quantum Corp.*                                        52,200               219,240
Solectron Corp.*                                     126,600               778,590
Tech Data Corp.*                                      17,600               666,160
                                                                  ----------------
                                                                        11,146,335
                                                                  ----------------

COMPUTERS & OFFICE EQUIPMENT -- 0.4%
Hewlett-Packard Co.                                  156,465             2,390,785
International Business
  Machines Corp.                                      29,300      $      2,109,600
Pitney Bowes, Inc.                                    28,900             1,147,908
Xerox Corp.*                                          41,300               287,861
                                                                  ----------------
                                                                         5,936,154
                                                                  ----------------

CONTAINERS -- 0.1%
Ball Corp.                                             9,000               373,320
Bemis Co., Inc.                                          900                42,750
Pactiv Corp.*                                         15,600               371,280
Sealed Air Corp.*                                      1,200                48,324
Temple-Inland, Inc.                                      800                46,288
                                                                  ----------------
                                                                           881,962
                                                                  ----------------

COSMETICS & PERSONAL CARE -- 2.9%
Alberto-Culver Co. Cl. B                                 800                38,240
Avon Products, Inc.                                    3,400               177,616
The Gillette Co.                                   1,102,800            37,351,836
Kimberly-Clark Corp.                                   7,600               471,200
The Procter & Gamble Co.                              41,900             3,741,670
                                                                  ----------------
                                                                        41,780,562
                                                                  ----------------

DATA PROCESSING & PREPARATION -- 2.0%
Automatic Data
  Processing, Inc.                                    10,400               452,920
Deluxe Corp.                                           3,500               136,115
First Data Corp.                                     742,100            27,606,120
Fiserv, Inc.*                                          2,600                95,446
IMS Health, Inc.                                       3,600                64,620
                                                                  ----------------
                                                                        28,355,221
                                                                  ----------------

ELECTRIC UTILITIES -- 2.8%
AES Corp.*                                            43,500               235,770
Allegheny Energy, Inc.                                 2,000                51,500
Ameren Corp.                                           7,300               313,973
American Electric Power Co.                           32,300             1,292,646
Calpine Corp.*                                         4,900                34,447
Cinergy Corp.                                         31,200             1,122,888
Consolidated Edison, Inc.                             28,400             1,185,700
Constellation Energy
  Group, Inc.                                         15,400               451,836
Dominion Resources, Inc.                               4,200               278,040
DTE Energy Co.                                         2,600               116,064
Duke Energy Corp.                                      7,100               220,810
Edison International*                                 20,800               353,600
Entergy Corp.                                        370,300            15,715,532
Exelon Corp.                                           4,800               251,040
FirstEnergy Corp.                                      4,300               143,534
FPL Group, Inc.                                        2,800               167,972
Mirant Corp.*                                         18,300               133,590
NiSource, Inc.                                         2,900                63,307
PG&E Corp.*                                           15,600               279,084
Pinnacle West Capital Corp.                            1,400                55,300
Potomac Electric Power Co.                            21,500               461,820
PPL Corp.                                            487,000            16,109,960
Progress Energy, Inc.                                  3,400      $        176,834
Public Service
  Enterprise Group, Inc.                               3,200               138,560
Puget Energy, Inc.                                    29,300               605,045
Reliant Energy, Inc.                                  10,000               169,000
Reliant Resources, Inc.*                               6,000                52,500
Southern Co.                                          10,800               295,920
Teco Energy, Inc.                                      2,000                49,500
TXU Corp.                                              3,900               201,045
                                                                  ----------------
                                                                        40,726,817
                                                                  ----------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 1.8%
Altera Corp.*                                          3,300                44,880
Analog Devices, Inc.*                                  5,100               151,470
Applied Micro
  Circuits Corp.*                                      2,500                11,825
Arrow Electronics, Inc.*                              30,600               634,950
Avnet, Inc.                                           32,800               721,272
Broadcom Corp. Cl. A*                                  3,700                64,898
Conexant Systems, Inc.*                                3,700                 5,994
Emerson Electric Co.                                   3,900               208,689
Flextronics
  International Limited*                             263,100             1,875,903
General Electric Co.                                 149,700             4,348,785
Hubbell, Inc. Cl. B                                   16,500               563,475
Intel Corp.                                           60,500             1,105,335
Johnson Controls, Inc.                                 4,400               359,084
Kla-Tencor Corp.*                                      3,800               167,162
Linear Technology Corp.                                4,400               138,292
LSI Logic Corp.*                                       5,200                45,500
Micron Technology, Inc.*                             643,600            13,013,592
Molex, Inc.                                            2,800                93,884
National
  Semiconductor Corp.*                                 2,500                72,925
Novellus Systems, Inc.*                                2,000                68,000
Nvidia Corp.*                                          5,000                85,900
PMC-Sierra, Inc*                                       1,600                14,832
Qlogic Corp.*                                          1,200                45,720
Rockwell International Corp.                          19,200               383,616
Skyworks Solutions, Inc.*                              1,299                 7,208
Texas Instruments, Inc.                               26,900               637,530
Thomas & Betts Corp.*                                 19,600               364,560
Xilinx, Inc.*                                          4,600               103,178
                                                                  ----------------
                                                                        25,338,459
                                                                  ----------------

ENERGY -- 11.3%
Amerada Hess Corp.                                     1,400               115,500
Anadarko Petroleum Corp.                               3,700               182,410
Apache Corp.                                         317,780            18,265,994
BJ Services Co.*                                       1,800                60,984
ChevronTexaco Corp.                                  229,600            20,319,600
Conoco, Inc.                                          41,900             1,164,820
Devon Energy Corp.                                     7,100               349,888
Dynegy, Inc.                                           5,100                36,720

    The accompanying notes are an integral part of the financial statements.

                                       37

                                                NUMBER OF              MARKET
                                                 SHARES                VALUE
                                            ----------------      ----------------
El Paso Corp.                                         11,000      $        226,710
Exxon Mobil Corp.                                  1,724,100            70,550,172
GlobalSantaFe Corp.                                  351,000             9,599,850
Halliburton Co.                                        7,400               117,956
Kerr-McGee Corp.                                       1,400                74,970
KeySpan Corp.                                          2,000                75,300
Kinder Morgan, Inc.                                    1,800                68,436
Marathon Oil Corp.                                 1,019,200            27,640,704
Nabors Industries Limited*                           241,700             8,532,010
Nicor, Inc.                                              700                32,025
Noble Corp.*                                           2,300                88,780
Occidental Petroleum Corp.                            44,000             1,319,560
Phillips Petroleum Co.                                19,700             1,159,936
Rowan Companies, Inc.                                  1,600                34,320
Royal Dutch Petroleum
  Co. NY Shares                                       32,400             1,790,748
Sempra Energy                                          3,400                75,242
Sunoco, Inc.                                           1,200                42,756
Transocean Sedco Forex, Inc.                           6,200               193,130
Unocal Corp.                                           3,600               132,984
The Williams
  Companies, Inc.                                     35,500               212,645
Xcel Energy, Inc.                                      3,300                55,341
                                                                  ----------------
                                                                       162,519,491
                                                                  ----------------

ENTERTAINMENT & LEISURE -- 0.1%
Brunswick Corp.                                        5,000               140,000
Carnival Corp.                                         8,800               243,672
The Disney (Walt) Co.                                 62,200             1,175,580
Harrah's
  Entertainment, Inc.*                                 8,900               394,715
                                                                  ----------------
                                                                         1,953,967
                                                                  ----------------

FINANCIAL SERVICES -- 3.6%
American Express Co.                                  33,800             1,227,616
Bear Stearns Companies, Inc.                          21,800             1,334,160
Countrywide Credit
  Industries, Inc.                                    26,200             1,264,150
Franklin Resources, Inc.                             678,000            28,909,920
The Goldman Sachs
  Group, L.P.                                         13,600               997,560
Household International, Inc.                         11,200               556,640
Huntington Bancshares, Inc.                           53,200             1,033,144
Lehman Brothers
  Holdings, Inc.                                      23,800             1,487,976
MBNA Corp.                                            12,200               403,454
Merrill Lynch & Co., Inc.                             21,000               850,500
Morgan Stanley Dean
  Witter & Co.                                       312,000            13,440,960
Plum Creek Timber Co., Inc.                            2,800                85,960
PNC Financial Services
  Group, Inc.                                          4,200               219,576
Stillwell Financial, Inc.                              3,200                58,240
                                                                  ----------------
                                                                        51,869,856
                                                                  ----------------

FOODS -- 5.7%
Archer-Daniels-Midland Co.                            84,200      $      1,076,918
ConAgra Foods, Inc.                                   56,000             1,548,400
Heinz (H. J.) Co.                                    773,900            31,807,290
Hershey Foods Corp.                                    2,000               125,000
Kellogg Co.                                        1,219,000            43,713,340
The Kroger Co.*                                       28,100               559,190
Safeway, Inc.*                                         7,400               216,006
Sara Lee Corp.                                        64,100             1,323,024
Starbucks Corp.*                                       6,100               151,585
SuperValu, Inc.                                       16,100               394,933
Tyson Foods, Inc. Cl. A                               65,400             1,014,354
                                                                  ----------------
                                                                        81,930,040
                                                                  ----------------

FOREST PRODUCTS & PAPER -- 3.7%
Boise Cascade Corp.                                   20,500               707,865
Georgia-Pacific Corp.                                 42,000             1,032,360
International Paper Co.                               38,700             1,686,546
MeadWestvaco Corp.                                    33,400             1,120,904
Weyerhaeuser Co.                                     768,100            49,043,185
                                                                  ----------------
                                                                        53,590,860
                                                                  ----------------

HEALTHCARE -- 3.6%
HCA, Inc.                                              4,400               209,000
Health Management
  Associates, Inc. Cl. A*                              3,100                62,465
Health Net, Inc.*                                     34,100               912,857
Healthsouth Corp.*                                    10,100               129,179
Humana, Inc.*                                          2,500                39,075
Manor Care, Inc.*                                      1,300                29,900
Oxford Health Plans, Inc.*                           353,500            16,423,610
Tenet Healthcare Corp.*                              451,500            32,304,825
UnitedHealth Group, Inc.                               6,000               549,300
Wellpoint Health
  Networks, Inc.*                                      4,200               326,802
                                                                  ----------------
                                                                        50,987,013
                                                                  ----------------

HOME CONSTRUCTION, FURNISHINGS
  & APPLIANCES -- 0.3%
Centex Corp.                                             800                46,232
KB Home                                               18,100               932,331
Leggett & Platt, Inc.                                 38,400               898,560
Maytag Corp.                                          15,200               648,280
Pulte Homes, Inc.                                     19,700             1,132,356
Whirlpool Corp.                                       13,900               908,504
                                                                  ----------------
                                                                         4,566,263
                                                                  ----------------

HOUSEHOLD PRODUCTS -- 0.4%
Black & Decker Corp.                                  19,800               954,360
The Clorox Co.                                         7,900               326,665
Corning, Inc.*                                       227,300               806,915
Fortune Brands, Inc.                                  23,400             1,310,400
Newell Rubbermaid, Inc.                               36,500             1,279,690
Sherwin-Williams Co.                                  34,600      $      1,035,578
Snap-On, Inc.                                            600                17,814
The Stanley Works                                      1,000                41,010
Unilever NV NY Shares                                  8,600               557,280
                                                                  ----------------
                                                                         6,329,712
                                                                  ----------------

INDUSTRIAL - DISTRIBUTION -- 0.0%
Grainger (W.W.), Inc.                                  4,200               210,420
                                                                  ----------------

INDUSTRIAL - DIVERSIFIED -- 0.2%
3M Co.                                                 5,600               688,800
Cooper Industries
  Limited Cl. A                                       26,500             1,041,450
Danaher Corp.                                          1,900               126,065
Eaton Corp.                                            2,000               145,500
Illinois Tool Works, Inc.                              4,100               280,030
ITT Industries, Inc.                                   2,400               169,440
McDermott International, Inc*                          1,000                 8,100
Textron, Inc.                                          2,100                98,490
Tyco International Limited                            30,000               405,300
                                                                  ----------------
                                                                         2,963,175
                                                                  ----------------

INSURANCE -- 5.7%
ACE Limited                                            3,800               120,080
Aetna, Inc.                                           29,500             1,415,115
AFLAC, Inc.                                            7,800               249,600
Allstate Corp.                                        10,700               395,686
Ambac Financial Group, Inc.                            1,500               100,800
American International
  Group, Inc.                                        207,600            14,164,548
Aon Corp.                                              4,000               117,920
Chubb Corp.                                           17,800             1,260,240
Cigna Corp.                                           15,800             1,539,236
Cincinnati Financial Corp.                             2,400               111,672
The Hartford Financial
  Services Group, Inc.                                 3,700               220,039
Jefferson-Pilot Corp.                                  3,100               145,700
John Hancock Financial
  Services, Inc.                                       5,700               200,640
Lincoln National Corp.                                 2,800               117,600
Loews Corp.                                            3,800               201,362
Marsh & McLennan
  Companies, Inc.                                      2,500               241,500
MBIA, Inc.                                             2,800               158,284
Metlife, Inc.                                         43,700             1,258,560
MGIC Investment Corp.                                 19,600             1,328,880
The PMI Group, Inc.                                  713,200            27,244,240
Progressive Corp.                                      5,600               323,960
Radian Group, Inc.                                   619,900            30,282,115
Safeco Corp.                                           1,800                55,602
Torchmark Corp.                                        4,200               160,440
UnumProvident Corp.                                    5,400               137,430
XL Capital Limited Cl. A                               2,000               169,400
                                                                  ----------------
                                                                        81,720,649
                                                                  ----------------

    The accompanying notes are an integral part of the financial statements.

                                       38

                                                NUMBER OF              MARKET
                                                 SHARES                VALUE
                                            ----------------      ----------------
LODGING -- 0.0%
Hilton Hotels Corp.                                    6,200      $         86,180
Marriott International,
  Inc. Cl. A                                           4,000               152,200
Starwood Hotels & Resorts
  Worldwide, Inc.                                      3,200               105,248
                                                                  ----------------
                                                                           343,628
                                                                  ----------------

MACHINERY & COMPONENTS -- 0.1%
Baker Hughes, Inc.                                     3,800               126,502
Caterpillar, Inc.                                      3,000               146,850
Deere & Co.                                            6,900               330,510
Dover Corp.                                            2,600                91,000
Ingersoll-Rand Co. Cl. A                              13,400               611,844
Pall Corp.                                             1,800                37,350
Parker-Hannifin Corp.                                  1,800                86,022
                                                                  ----------------
                                                                         1,430,078
                                                                  ----------------

MANUFACTURING -- 0.1%
American Standard
  Companies*                                           1,000                75,100
Applied Materials, Inc.*                              24,700               469,794
Avery-Dennison Corp.                                   1,400                87,850
Millipore Corp.                                          700                22,386
                                                                  ----------------
                                                                           655,130
                                                                  ----------------

MEDICAL SUPPLIES -- 3.0%
Agilent Technologies, Inc.*                            7,100               167,915
Allergan, Inc.                                         2,000               133,500
Applied Biosystems
  Group-Applera Corp.                                  3,100                60,419
Bard (C.R.), Inc.                                      3,400               192,372
Bausch & Lomb, Inc.                                      800                27,080
Baxter International, Inc.                             9,000               400,050
Becton, Dickinson & Co.                                4,900               168,805
Biomet, Inc.                                           4,100               111,192
Boston Scientific Corp.*                             437,100            12,815,772
Guidant Corp.*                                       920,200            27,817,646
St. Jude Medical, Inc.*                                1,300                96,005
Thermo Electron Corp.*                                11,600               191,400
Waters Corp.*                                          1,900                50,730
                                                                  ----------------
                                                                        42,232,886
                                                                  ----------------

METALS & MINING -- 0.1%
Alcan, Inc.                                            4,800               180,096
Alcoa, Inc.                                           12,600               417,690
Barrick Gold Corp.                                     4,900                93,051
Crane Co.                                                800                20,304
Freeport-McMoran Copper
  & Gold, Inc. Cl. B*                                  2,200                39,270
Inco Limited*                                          2,800                63,392
Newmont Mining Corp.                                   5,800               152,714
Nucor Corp.                                            1,100      $         71,544
Phelps Dodge Corp.                                     4,700               193,640
Placer Dome, Inc.                                      5,000                56,050
Worthington Industries, Inc.                          20,100               363,810
                                                                  ----------------
                                                                         1,651,561
                                                                  ----------------

PHARMACEUTICALS -- 4.1%
Abbott Laboratories                                   28,300             1,065,495
AmerisourceBergen Corp.                                1,800               136,800
Amgen, Inc.*                                          15,600               653,328
Biogen, Inc.*                                          2,200                91,146
Bristol-Myers Squibb Co.                             548,200            14,088,740
Chiron Corp.*                                          2,800                98,980
Forest Laboratories,
  Inc. Cl. A*                                          2,700               191,160
Genzyme Corp.*                                         3,100                59,644
Immunex Corp.*                                         8,300               185,422
Johnson & Johnson                                     44,700             2,336,022
King Pharmaceuticals, Inc.*                           19,700               438,325
McKesson, Inc.                                         5,200               170,040
Medimmune, Inc.*                                       2,200                58,080
Merck & Co., Inc.                                    649,500            32,890,680
Pfizer, Inc.                                          92,900             3,251,500
Pharmacia Corp.                                       19,300               722,785
Schering-Plough Corp.                                 21,700               533,820
Sigma-Aldrich Corp.                                    1,100                55,165
Watson Pharmaceutical, Inc.*                           7,800               197,106
Wyeth                                                 20,000             1,024,000
                                                                  ----------------
                                                                        58,248,238
                                                                  ----------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                     33,300               971,361
                                                                  ----------------

PREPACKAGED SOFTWARE -- 2.7%
Adobe Systems, Inc.                                    3,500                99,750
Ascential
  Software Corp.*                                  4,463,400            12,452,886
BMC Software, Inc.*                                    4,100                68,060
Computer Associates
  International, Inc.                                  9,700               154,133
Compuware Corp.*                                   1,022,600             6,207,182
Intuit, Inc.*                                          3,200               159,104
Microsoft Corp.*                                      65,100             3,560,970
Novell, Inc.*                                          5,400                17,334
Oracle Corp.*                                      1,067,100            10,105,437
Peoplesoft, Inc.*                                      4,100                61,008
Rational Software Corp*                                3,400                27,914
Siebel Systems, Inc.*                                  6,600                93,852
Symantec Corp.*                                      172,000             5,650,200
Veritas Software Corp.*                                5,300               104,887
                                                                  ----------------
                                                                        38,762,717
                                                                  ----------------

REAL ESTATE -- 2.0%
Equity Office Properties
  Trust                                              925,000      $     27,842,500
Equity Residential
  Properties Trust                                     4,000               115,000
                                                                  ----------------
                                                                        27,957,500
                                                                  ----------------

RESTAURANTS -- 3.7%
Darden Restaurants, Inc.                               2,750                67,925
McDonald's Corp.                                   1,876,000            53,372,200
Wendy's International, Inc.                            1,800                71,694
Yum! Brands, Inc.*                                     4,600               134,550
                                                                  ----------------
                                                                        53,646,369
                                                                  ----------------

RETAIL -- 0.9%
AutoZone, Inc.*                                        4,300               332,390
Bed Bath & Beyond, Inc*                                4,300               162,282
Best Buy Co., Inc.*                                    4,900               177,870
Big Lots, Inc.                                        22,100               434,928
Circuit City Stores-Circuit
  City Group                                          18,200               341,250
Costco Wholesale Corp.*                                4,200               162,204
CVS Corp.                                              5,700               174,420
Dillards, Inc. Cl. A                                  15,000               394,350
Dollar General Corp.                                   4,900                93,247
Family Dollar Stores, Inc.                             2,500                88,125
Federated Department
  Stores, Inc.*                                        7,900               313,630
The Home Depot, Inc.                                  34,500             1,267,185
Lowe's Companies, Inc.                                11,300               513,020
The May Department
  Stores Co.                                          33,900             1,116,327
Office Depot, Inc.*                                   10,500               176,400
Penney (J.C.) Co., Inc.                                7,600               167,352
RadioShack Corp.                                      12,600               378,756
Sears, Roebuck and Co.                                31,100             1,688,730
Staples, Inc.*                                        17,100               336,870
Target Corp.                                          13,400               510,540
Tiffany & Co.                                          1,300                45,760
TJX Companies, Inc.                                   50,200               984,422
Toys R Us, Inc.*                                       2,900                50,663
Wal-Mart Stores, Inc.                                 48,600             2,673,486
                                                                  ----------------
                                                                        12,584,207
                                                                  ----------------

RETAIL - GROCERY -- 0.1%
Albertson's, Inc.                                     44,200             1,346,332
Winn-Dixie Stores, Inc.                                2,000                31,180
                                                                  ----------------
                                                                         1,377,512
                                                                  ----------------

TELEPHONE UTILITIES -- 0.7%
Alltel Corp.                                           4,400               206,800
AT&T Corp.                                           192,300             2,057,610

    The accompanying notes are an integral part of the financial statements.

                                       39

                                                NUMBER OF              MARKET
                                                 SHARES                VALUE
                                            ----------------      ----------------
AT&T Wireless
  Services, Inc.*                                     40,000      $        234,000
BellSouth Corp.                                      105,500             3,323,250
CenturyTel, Inc.                                       2,000                59,000
Qwest Communications
  International, Inc.*                               141,100               395,080
Sprint Corp. (FON Group)                              18,000               190,980
Sprint Corp. (PCS Group)*                             19,300                86,271
Verizon
  Communications, Inc.                                87,400             3,509,110
WorldCom, Inc.*+                                     560,000                56,000
                                                                  ----------------
                                                                        10,118,101
                                                                  ----------------

TOBACCO -- 0.2%
Philip Morris
  Companies, Inc.                                     70,800             3,092,544
UST, Inc.                                              2,400                81,600
                                                                  ----------------
                                                                         3,174,144
                                                                  ----------------

TOYS, GAMES -- 0.0%
Hasbro, Inc.                                           2,100                28,476
Mattel, Inc.                                           4,400                92,752
                                                                  ----------------
                                                                           121,228
                                                                  ----------------

TRANSPORTATION -- 0.3%
Burlington Northern Santa
  Fe Corp.                                            45,100             1,353,000
CSX Corp.                                              4,000               140,200
FedEx Corp.                                            6,700               357,780
Norfolk Southern Corp.                                52,900             1,236,802
Union Pacific Corp.                                   25,700             1,626,296
                                                                  ----------------
                                                                         4,714,078
                                                                  ----------------

TRAVEL -- 0.9%
Sabre Holdings Corp.*                                367,600            13,160,080
                                                                  ----------------

TOTAL EQUITIES
(COST $1,438,860,510)                                                1,415,713,468
                                                                  ================

                                               PRINCIPAL
                                                 AMOUNT
                                            ----------------
SHORT-TERM INVESTMENTS -- 2.5%
CASH EQUIVALENTS**
American Honda Motor Co.,
  Inc. Bank Note
  1.820% 04/08/03                           $        438,269               438,269
Barclays PLC
  Eurodollar
  Time Deposit
  1.800% 09/05/02                                    790,315               790,315
Bayerische Hypo-und
  Vereinsbank
  Eurodollar
  Time Deposit
  1.800% 08/08/02                                  3,451,559             3,451,559

                                               PRINCIPAL               MARKET
                                                 AMOUNT                VALUE
                                            ----------------      ----------------
Bayerische Hypo-und
  Vereinsbank
  Eurodollar
  Time Deposit
  1.800% 09/19/2002                         $      1,204,723      $      1,204,723
Bayerische Hypo-und
  Vereinsbank
  Eurodollar
  Time Deposit
  1.930% 07/03/02                                  2,424,727             2,424,727
Credit Agricole Bank
  Eurodollar
  Time Deposit
  1.940% 07/01/02                                  5,334,600             5,334,600
Fleet National Bank Note
  2.000% 07/03/02                                  1,662,950             1,662,950
Goldman Sachs Bank Note
  2.120% 08/05/02                                  2,418,988             2,418,988
Merrill Lynch Bank Note
  1.910% 11/26/2002                                  790,311               790,311
Merrill Lynch Bank Note
  1.920% 04/16/2003                                  395,154               395,154
Merrimac Money
  Market Fund                                     12,768,128            12,768,128
Morgan Stanley Dean
  Witter & Co.
  2.080% 11/08/02                                    592,731               592,731
National City Bank Note
  1.820% 01/23/2003                                  987,895               987,895
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                                1,975,777             1,975,777
US Bank Note
  1.800% 11/06/02                                    987,890               987,890
                                                                  ----------------
                                                                        36,224,017
                                                                  ----------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                     36,224,017
                                                                  ================

TOTAL INVESTMENTS -- 101.2%
(COST $1,475,084,527)***                                             1,451,937,485

OTHER ASSETS/
(LIABILITIES) -- (1.2%)                                                (17,110,101)
                                                                  ================

NET ASSETS -- 100.0%                                              $  1,434,827,384
                                                                  ================

NOTES TO PORTFOLIO OF INVESTMENTS
*   Non-income producing security.
**  Represents investments of security lending collateral. (NOTE 2).
*** Aggregate cost for Federal tax purposes. (NOTE 7).
+ This security is valued in good faith under procedures established by the board of directors.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. THE FUND

MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, registered open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are four series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Money Market Fund ("Money Market Fund"), MML Managed Bond Fund ("Managed Bond Fund"), MML Blend Fund ("Blend Fund") and MML Equity Fund ("Equity Fund").

The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

INVESTMENT VALUATION

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For the Managed Bond Fund, Blend Fund and Equity Fund, short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund's portfolio securities are valued at amortized cost in accordance with a rule of the Securities and Exchange Commission pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

SECURITIES LENDING

The Managed Bond Fund, Blend Fund and Equity Fund may lend their securities to qualified brokers; however, securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and the Equity Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to

100% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30, 2002, the Funds had the following:

                                          SECURITIES ON LOAN      COLLATERAL
                                          ------------------    --------------
Managed Bond Fund                           $     17,663,625    $   18,151,717
Blend Fund                                        49,034,623        51,054,705
Equity Fund                                       35,139,397        36,224,017

ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAX

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared and paid quarterly for the Managed Bond and Blend Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

FORWARD FOREIGN CURRENCY CONTRACTS

Managed Bond and Blend Funds may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding forward foreign currency contracts at June 30, 2002.

FORWARD COMMITMENTS

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty's cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

There were no open forward commitments at June 30, 2002.

FINANCIAL FUTURES CONTRACTS

The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

There were no open futures contracts at June 30, 2002.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MassMutual serves as investment adviser to the Funds and provides administrative services needed by the Funds. For acting as such, MassMutual receives a monthly fee from each Fund at the annual rate of 0.50% of the first $100,000,000, 0.45% of the next $200,000,000, 0.40% of the next $200,000,000 and 0.35% of any excess over $500,000,000 of the average daily net asset value of each Fund.

INVESTMENT MANAGEMENT FEE

MassMutual has entered into an investment sub-advisory agreement with David L. Babson & Company, Inc. ("DLB"), pursuant to which DLB serves as the Funds' sub-adviser providing day-to-day management of the Funds' investments. DLB is a wholly-owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. MassMutual pays DLB a monthly fee equal to an annual rate of 0.13% of the average daily net asset value of the portion of the assets of the Equity Fund that DLB manages, 0.13% of the average daily net asset value of the Equity Segment of the Blend Fund, 0.05% of the average daily net asset value of the Money Market Fund, 0.10% of the average daily net asset value of the Managed Bond Fund and 0.09% of the average daily net asset value of the Money Market and Bond Segments of the Blend Fund.

Effective February 12, 2002 Alliance Capital Management L.P. ("Alliance Capital") became a Co-Investment Sub-Adviser of the Equity Fund. Alliance Capital is a limited partnership, the majority ownership interests in which are held by its affiliates: Alliance Capital Management Holding L.P., a publicly traded partnership; and AXA Financial, Inc. ("AXA Financial") together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. The sub-advisory agreement with Alliance Capital provides that Alliance Capital manage a portion of the investment and reinvestment of the assets of the Equity Fund. Alliance Capital receives a fee equal to an annual rate of 0.23% of the first $300,000,000 and 0.20% of aggregate net assets under management in excess of $300,000,000.

MassMutual has agreed, at least through April 30, 2003, to bear the expenses of each Fund to the extent that the aggregate expenses (excluding each Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net asset value of each Fund for such year.

OTHER

Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

DEFERRED COMPENSATION

Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the six months ended June 30, 2002, no significant amounts have been deferred.

4. PURCHASES AND SALES OF INVESTMENTS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the six months ended June 30, 2002, were as follows:

                                              LONG-TERM U.S.       OTHER LONG-TERM
                                          GOVERNMENT SECURITIES      SECURITIES
                                          ---------------------   ----------------
PURCHASES
Managed Bond Fund                           $        41,319,668   $     72,897,014
Blend Fund                                           32,876,177        664,965,782
Equity Fund                                                   -        709,762,654

SALES
Managed Bond Fund                           $        50,209,462   $     28,596,349
Blend Fund                                           87,647,665        702,624,115
Equity Fund                                                   -        788,647,594

5. CAPITAL SHARE TRANSACTIONS

The Funds are authorized to issue an unlimited number of shares, with no par value. The change in shares outstanding for each Fund is as follows:

                                                    SIX MONTHS ENDED JUNE 30, 2002
                                   -----------------------------------------------------------------
                                    MONEY MARKET     MANAGED BOND
                                        FUND             FUND          BLEND FUND       EQUITY FUND
                                   --------------   --------------   --------------   --------------
SHARES
Reinvestment of dividends               1,464,887          534,308          678,511                -
Sales of shares                        72,473,640        4,389,770        1,932,180        2,174,985
Redemption of shares                  (80,388,447)      (2,798,147)     (10,167,191)      (6,882,810)
                                   --------------   --------------   --------------   --------------
   Net Increase (Decrease)             (6,449,920)       2,125,931       (7,556,500)      (4,707,825)
                                   ==============   ==============   ==============   ==============
AMOUNT
Reinvestment of dividends          $    1,463,176   $    6,422,313   $    9,984,934   $            -
Sales of shares                        72,390,681       54,078,670       28,066,682       45,260,014
Redemption of shares                  (80,296,220)     (34,441,159)    (147,256,195)    (142,275,095)
                                   --------------   --------------   --------------   --------------
   Net Increase (Decrease)         $   (6,442,363)  $   26,059,824   $ (109,204,579)  $  (97,015,081)
                                   ==============   ==============   ==============   ==============

                                                   YEAR ENDED DECEMBER 31, 2001
                                   -----------------------------------------------------------------
                                    MONEY MARKET     MANAGED BOND
                                        FUND             FUND          BLEND FUND       EQUITY FUND
                                   --------------   --------------   --------------   --------------
SHARES
Reinvestment of dividends               7,928,117        1,446,734       21,896,064       21,902,568
Sales of shares                       163,924,251        8,080,813        3,955,013        3,938,400
Redemption of shares                 (149,916,714)      (4,708,332)     (21,638,985)     (11,059,654)
                                   --------------   --------------   --------------   --------------
   Net Increase (Decrease)             21,935,654        4,819,215        4,212,092       14,781,314
                                   ==============   ==============   ==============   ==============
AMOUNT
Reinvestment of dividends          $    7,917,272   $   17,765,780   $  320,619,240   $  512,870,947
Sales of shares                       163,678,897      100,526,189       61,881,995      109,633,943
Redemption of shares                 (149,698,221)     (58,537,423)    (340,602,765)    (308,808,965)
                                   --------------   --------------   --------------   --------------
   Net Increase (Decrease)         $   21,897,948   $   59,754,546   $   41,898,470   $  313,695,925
                                   ==============   ==============   ==============   ==============

6. FOREIGN SECURITIES

The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. FEDERAL INCOME TAX INFORMATION

At June 30, 2002, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

                                       FEDERAL         TAX BASIS        TAX BASIS    NET UNREALIZED
                                     INCOME TAX       UNREALIZED       UNREALIZED     APPRECIATION/
                                        COST         APPRECIATION     DEPRECIATION   (DEPRECIATION)
                                   --------------   --------------   --------------  --------------
Managed Bond Fund                  $  333,184,931   $    8,813,375   $   (7,361,302)  $    1,452,073
Blend Fund                          1,258,651,494      118,283,816      (91,624,507)      26,659,309
Equity Fund                         1,475,084,527      120,040,952     (143,187,994)     (23,147,042)

Note: The aggregate cost for investments for the Money Market Fund as of June 30, 2002, is the same for financial reporting and Federal income tax purposes.

At December 31, 2001, the following Funds had available, for Federal income tax purposes, unused capital losses:

                                       AMOUNT              EXPIRATION DATE
                                   --------------         -----------------
Money Market Fund                  $        5,364         December 31, 2002
Money Market Fund                             841         December 31, 2003
Money Market Fund                           4,291         December 31, 2005
Money Market Fund                              96         December 31, 2006
Money Market Fund                           2,451         December 31, 2007
Money Market Fund                           7,304         December 31, 2008
Money Market Fund                         215,123         December 31, 2009
Blend Fund                            138,677,965         December 31, 2009

The following Funds have elected to defer to January 1, 2002 post-October losses:

                                      AMOUNT
                                   --------------
Managed Bond Fund                  $    4,024,186
Blend Fund                             19,773,675

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2001:

                                  CAPITAL GAINS DIVIDEND
                                  ----------------------
Blend Fund                             $     255,928,996
Equity Fund                                  472,891,914

8. SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of MML Series Investment Fund was held on February 12, 2002. Notice of the meeting, and a Proxy Statement, were distributed on or about January 4, 2002 to shareholders of record as of December 18, 2001. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1: To elect Ronald J. Abdow, Richard H. Ayers, Mary E. Boland, David E.A. Carson, Frederick C. Castellani, Richard G. Dooley, Richard W. Greene, Beverly L. Hamilton, F. William Marshall, Jr., Charles J. McCarthy and Stuart H. Reese as Trustees for indefinite terms of office.

Proposal 1: Election of Trustees

                                     SHARES           SHARES FOR         %         WITHHOLD         %
                                ---------------     ---------------    ------   --------------    -----
Ronald J. Abdow                 449,929,412.789     433,945,744.631    96.448   15,983,668.158    3.552
Richard H. Ayers                449,929,412.789     433,981,747.813    96.456   15,947,664.976    3.544
Mary E. Boland                  449,929,412.789     433,955,564.306    96.450   15,973,848.483    3.550
David E.A. Carson               449,929,412.789     433,957,787.654    96.450   15,971,625.135    3.550
Frederick C. Castellani         449,929,412.789     433,983,213.314    96.456   15,946,199.475    3.544
Richard G. Dooley               449,929,412.789     433,946,616.077    96.448   15,982,796.712    3.552
Richard W. Greene               449,929,412.789     433,956,500.163    96.450   15,972,912.626    3.550
Beverly L. Hamilton             449,929,412.789     433,981,816.032    96.456   15,947,596.757    3.544
F. William Marshall, Jr.        449,929,412.789     433,976,885.305    96.454   15,952,527.484    3.546
Charles J. McCarthy             449,929,412.789     433,726,645.037    96.399   16,202,767.752    3.601
Stuart H. Reese                 449,929,412.789     433,976,706.085    96.454   15,952,706.704    3.546

Proposal 2: To approve the proposed sub-advisory agreement between Massachusetts Mutual Life Insurance Company ("MassMutual") and Alliance Capital Management L.P., with respect to the MML Equity Fund.

Proposal 2: Approve New Investment Sub-Advisory Agreement for MML Equity Fund

   SHARES                  SHARES FOR        %          AGAINST          %          ABSTAIN         %
--------------           --------------    ------     -------------    -----     -------------    -----
68,729,535.664           62,332,228.281    90.692     2,554,568.660    3.717     3,842,738.723    5.591

Proposal 3: To approve a proposal allowing MassMutual to enter into new or amended investment sub-advisory agreements in the future on behalf of the MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund and MML Equity Fund without Shareholder approval.

Proposal 3: Approve allowing MassMutual to enter into new or amended sub-advisory agreements in the future without obtaining shareholder approval

                            SHARES           SHARES FOR         %          AGAINST         %          ABSTAIN         %
                        ---------------    ---------------    ------    --------------   -----    --------------    -----
MML Money Market Fund   210,693,125.020    182,546,202.772    86.641    17,422,430.167   8.269    10,724,492.080    5.090
MML Managed Bond Fund    23,508,068.494     21,507,143.779    91.488     1,144,147.566   4.867       856,777.149    3.645
MML Blend Fund           98,022,652.676     85,377,287.595    87.100     5,229,013.225   5.334     7,416,351.856    7.566
MML Equity Fund          68,729,535.664     59,339,580.559    86.338     5,172,783.463   7.526     4,217,171.642    6.136

                                   Distributor
                              MML Distributors, LLC
                                1414 Main Street
                           Springfield, MA 01144-1014

August, 2002                                                       L4540 802